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           THE INDUSTRIAL DEVELOPMENT BOARD OF WHITE COUNTY, TENNESSEE

                                       AND

                            GENLYTE THOMAS GROUP, LLC

                      ------------------------------------

                                 LEASE AGREEMENT

                      ------------------------------------

                          Dated as of September 1, 2001

                  The interest of THE INDUSTRIAL DEVELOPMENT BOARD OF WHITE COUNTY, TENNESSEE (the "Issuer") in this Lease Agreement has been assigned (except for "Reserved Rights" defined in this Lease Agreement) pursuant to the Indenture of Trust dated as of the date hereof from the Issuer to SUNTRUST BANK, as trustee (the "Trustee"), and is subject to the security interest of the Trustee thereunder.

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                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

(This Table of Contents is not a part of the Lease Agreement and is only for convenience of reference.)

ARTICLE I.          DEFINITIONS...............................................................................2

         Section 1.1    Definitions...........................................................................2

         Section 2.2    Representations, Covenants and Warranties of the Company..............................4

         Section 2.3    Tax-Exempt Status of the Bonds........................................................5

         Section 2.4    Notice of Determination of Taxability.................................................5

ARTICLE III.        ACQUISITION AND CONSTRUCTION OF THE PROJECT; ISSUANCE OF THE BONDS........................6

         Section 3.1    Agreement to Acquire, Construct, Improve and Equip theProject.........................6

         Section 3.2    Agreement to Issue the Bonds; Application of Bond Proceeds............................6

         Section 3.3    Disbursements from the Project Fund...................................................6

         Section 3.4    Furnishing Documents to the Trustee...................................................6

         Section 3.5    Establishment of Completion Date......................................................6

         Section 3.6    Company Required to Pay in Event Project Fund Insufficient............................7

         Section 3.7    Special Arbitrage Certifications......................................................8

ARTICLE IV.         LEASE PROVISIONS; SUBSTITUTE CREDIT FACILITY............................................. 9

         Section 4.1    Lease of Project......................................................................9

         Section 4.2    Amounts Payable.......................................................................9

         Section 4.3    Obligations of Company Unconditional.................................................10

         Section 4.4    Substitute Credit Facility...........................................................10

         Section 4.5    Operation and Maintenance of Project by the Company..................................11

         Section 4.6    Taxes and Governmental and Utility Charges...........................................12

         Section 4.7    Provisions Respecting Insurance......................................................12

         Section 4.8    Termination..........................................................................12

ARTICLE V.          PREPAYMENT AND REDEMPTION................................................................13

         Section 5.1    Prepayment and Redemption............................................................13

ARTICLE VI.         SPECIAL COVENANTS........................................................................14

                                        i
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
         Section 6.1    No Warranty of Condition or Suitability by Issuer....................................14

         Section 6.2    Access to the Project................................................................14

         Section 6.3    Further Assurances and Corrective Instruments........................................14

         Section 6.4    Issuer and Company Representatives...................................................14

         Section 6.5    Financing Statements.................................................................14

         Section 6.6    Covenant to Provide Ongoing Disclosure...............................................15

         Section 6.7    Notice of Control....................................................................15

ARTICLE VII.        ASSIGNMENT, SELLING, LEASING; INDEMNIFICATION; REDEMPTION................................16

         Section 7.1    Assignment, Selling and Leasing......................................................16

         Section 7.2    Release and Indemnification Covenants................................................16

         Section 7.3    Issuer to Grant Security Interest to Trustee.........................................17

         Section 7.4    Indemnification of Trustee...........................................................17

ARTICLE VIII.       DEFAULTS AND REMEDIES....................................................................18

         Section 8.1    Defaults Defined.....................................................................18

         Section 8.2    Remedies on Default..................................................................19

         Section 8.3    No Remedy Exclusive..................................................................19

         Section 8.4    Agreement to Pay Attorneys' Fees and Expenses........................................20

         Section 8.5    No Additional Waiver Implied by One Waiver...........................................20

ARTICLE IX.         MISCELLANEOUS............................................................................21

         Section 9.1    Term of Agreement....................................................................21

         Section 9.2    Notices..............................................................................21

         Section 9.3    Binding Effect.......................................................................22

         Section 9.4    Severability.........................................................................22

         Section 9.5    Amounts Remaining in Funds...........................................................22

         Section 9.6    Amendments, Changes and Modifications................................................23

         Section 9.7    Execution in Counterparts............................................................23

         Section 9.8    Applicable Law.......................................................................23

         Section 9.9    Captions.............................................................................23

ARTICLE X.          PAYMENTS IN LIEU OF TAXES................................................................24

         Section 10.1   Payment in Lieu of Taxes.............................................................24

                                       ii
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EXHIBIT A - Project Description
EXHIBIT B - Form of Requisition

                                 LEASE AGREEMENT

          THIS LEASE AGREEMENT, dated as of September 1, 2001, between THE INDUSTRIAL DEVELOPMENT BOARD OF WHITE COUNTY, TENNESSEE, a nonprofit corporation created and existing under the Constitution and Laws of the State of Tennessee (the "Issuer") and GENLYTE THOMAS GROUP, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the "Company");

                              W I T N E S S E T H:

          That the parties hereto, intending to be legally bound hereby, and for and in consideration of the premises and the mutual covenants hereinafter contained, do hereby covenant, agree and bind themselves as follows: provided, that any obligation of the Issuer created by or arising out of this Agreement shall never constitute a debt or a pledge of the faith and credit or the taxing power of the Issuer or any political subdivision or taxing district of the State of Tennessee but shall be payable solely out of the Trust Estate (as defined in the Indenture), anything herein contained to the contrary by implication or otherwise notwithstanding:

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                                   ARTICLE I.

                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS.

             All capitalized, undefined terms used herein shall have the same meanings as used in ARTICLE I of the hereinafter defined Indenture. In addition, the following words and phrases shall have the following meanings:

             "COST" with respect to the Project shall be deemed to include all items permitted to be financed under the provisions of the Code and the Act.

             "DEFAULT" means any Default under this Agreement as specified in and defined by SECTION 8.1 hereof.

             "INDENTURE" means the Indenture of Trust dated as of this date between the Issuer and the Trustee, pursuant to which the Bonds are authorized to be issued, and any amendments and supplements thereto.

             "ISSUANCE COSTS" means all costs that are treated as costs of issuing or carrying the Bonds under existing Treasury Department regulations and rulings, including, but not limited to, (a) underwriter's spread (whether realized directly or derived through purchase of the Bonds at a discount below the price at which they are expected to be sold to the public); (b) counsel fees (including bond counsel, underwriter's counsel, Issuer's counsel and Company counsel, as well as any other specialized counsel fees incurred in connection with the issuance of the Bonds); (c) financial advisory fees incurred in connection with the issuance of the Bonds; (d) rating agency fees; (e) Trustee fees incurred in connection with the issuance of the Bonds; (f) paying agent and certifying and authenticating agent fees related to issuance of the Bonds; (g) accountant fees related to the issuance of the Bonds; (h) printing costs of the Bonds and of the preliminary and final offering materials; (i) publication costs associated with the financing proceedings; and (j) costs of engineering and feasibility studies necessary to the issuance of the Bonds; provided, that bond insurance premiums and certain credit enhancement fees, to the extent treated as interest expense under applicable regulations, shall not be treated as "Issuance Costs."

             "NET PROCEEDS" means the proceeds of the Bonds reduced by amounts in a reasonably required reserve or replacement fund.

             "PROJECT" means the facilities described in EXHIBIT "A" hereto.

             "QUALIFIED PROJECT COSTS" means Costs and expenses of the Project which constitute land costs or costs for property of a character subject to the allowance for depreciation excluding specifically working capital and inventory costs, provided, however, that (i) costs or expenses paid more than sixty (60) days prior to the adoption by the Issuer of its resolution on June 7, 2001, declaring its intent to reimburse Project expenditures with Bond proceeds, shall not be deemed to be Qualified Project Costs; (ii) Issuance Costs shall not be deemed to be Qualified

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Project Costs; (iii) interest during the Construction Period shall be allocated between Qualified Project Costs and other Costs and expenses to be paid from the proceeds of the Bonds; (iv) interest following the Construction Period shall not constitute a Qualified Project Cost; (v) letter of credit fees and municipal bond insurance premiums which represent a transfer of credit risk shall be allocated between Qualified Project Costs and other costs and expenses to be paid from the proceeds of the Bonds; and (vi) letter of credit fees and municipal bond insurance premiums which do not represent a transfer of credit risk shall not constitute Qualified Project Costs.

             "REQUISITION" means a written request for a disbursement from the Project Fund, signed by a Company Representative, substantially in the form attached hereto as EXHIBIT "B" and satisfactorily completed as contemplated by said form.

             "RESERVED RIGHTS" means amounts payable to the Issuer under SECTIONS 4.2(b), 7.2 AND 8.4 hereof.

             "STATE" means the State of Tennessee.

             "TERM OF AGREEMENT" means the term of this Agreement as specified in SECTION 9.1 hereof.

     SECTION 1.2 USES OF PHRASES.

             Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond," "Bondholder," "Owner," "registered owner" and "person" shall include the plural as well as the singular number, and the word "person" shall include corporations and associations, including public bodies, as well as persons. Any percentage of Bonds, specified herein for any purpose, is to be figured on the unpaid principal amount thereof then Outstanding. All references herein to specific Sections of the Code refer to such Sections of the Code and all successor or replacement provisions thereto.

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                                   ARTICLE II.

                    REPRESENTATIONS, COVENANTS AND WARRANTIES

      SECTION 2.1 REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE ISSUER.

             The Issuer represents, covenants and warrants that:

            (a) The Issuer is a nonprofit corporation. Under the provisions of the Act, the Issuer is authorized to enter into the transactions contemplated by this Agreement and the Indenture and to carry out its obligations hereunder and thereunder. The Issuer has been duly authorized to execute and deliver this Agreement and the Indenture.

            (b) The Issuer covenants that it will not pledge the amounts derived from this Agreement other than as contemplated by the Indenture.

     SECTION 2.2 REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE COMPANY.

            The Company represents, covenants and warrants that:

            (a) The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The Company is not in violation of any provision of its Articles of Formation, as amended, has the corporate power to enter into this Agreement, and has duly authorized the execution and delivery of this Agreement, and is qualified to do business and is in good standing under the laws of the State.

            (b) The Company agrees that during the Term of Agreement it will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another legal entity or permit one or more other legal entities to consolidate with or merge into it, without the prior written consent of the Credit Provider (during any Credit Facility Period) and the Trustee (during any Interest Period that is not a Credit Facility Period).

            (c) Neither the execution and delivery of this Agreement or the Remarketing Agreement, nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof conflicts with or results in a breach of the terms, conditions, or provisions of any agreement or instrument to which the Company is now a party or by which the Company is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any such instrument or agreement.

            (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, known to be pending or threatened against or affecting the Company, nor to the best knowledge of the Company is there any basis therefor, wherein an unfavorable decision, ruling, or finding would materially adversely affect the transactions contemplated by this Agreement or which would

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     adversely affect, in any way, the validity or enforceability of the Bonds, this Agreement, the Credit Facility, the Remarketing Agreement, or any agreement or instrument to which the Company is a party, used or contemplated for use in the consummation of the transactions contemplated hereby.

            (e) The Project is of the type authorized and permitted by the Act, and its estimated Cost is not less than $5,000,000.

            (f) The proceeds from the sale of the Bonds will be used only for payment of Costs of the Project.

            (g) The Company will use due diligence to cause the Project to be operated in accordance with the laws, rulings, regulations and ordinances of the State and the departments, agencies and political subdivisions thereof. The Company has obtained or caused to be obtained all requisite approvals of the State and of other federal, state, regional and local governmental bodies for the acquisition, construction, improving and equipping of the Project.

            (h) The Company will fully and faithfully perform all the duties and obligations which the Issuer has covenanted and agreed in the Indenture to cause the Company to perform and any duties and obligations which the Company is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer which by its nature cannot be delegated or assigned.

            (i) The issuance of the Bonds by the Issuer and the use of the proceeds thereof to enable the Company to acquire, construct and install the Project have induced the Company to continue to locate the Project in White County, Tennessee which will directly result in an increase in employment opportunities in White County, Tennessee.

            (j) The Company does not "control" the Credit Provider, either directly or indirectly through one or more controlled companies, within the meaning of Section 2(a)(9) of the Investment Company Act of 1940.

     SECTION 2.3 TAX-EXEMPT STATUS OF THE BONDS.

            The Company hereby represents, warrants and agrees that the Tax Certificate and Compliance Agreement executed and delivered by the Company concurrently with the issuance and delivery of the Bonds is true, accurate and complete in all material respects as of the date on which executed and delivered.

     SECTION 2.4 NOTICE OF DETERMINATION OF TAXABILITY.

            Promptly after the Company first becomes aware of any Determination of Taxability, the Company shall give written notice thereof to the Issuer and the Trustee.

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                                  ARTICLE III.

                          ACQUISITION AND CONSTRUCTION
                                 OF THE PROJECT;
                              ISSUANCE OF THE BONDS

     SECTION 3.1 AGREEMENT TO ACQUIRE, CONSTRUCT, IMPROVE AND EQUIP THE PROJECT.

            The Company agrees to make all contracts and do all things necessary for the acquisition, construction, improving, and equipping of the Project. The Company further agrees that it will acquire, construct, improve, and equip the Project with all reasonable dispatch and use its best efforts to cause acquisition, construction, improving and equipping of the Project to be completed by March 1, 2003, or as soon thereafter as may be practicable, delays caused by force majeure as defined in SECTION 8.1 hereof only excepted; but if for any reason such acquisition, construction, improving and equipping is not completed by said date there shall be no resulting liability on the part of the Company and no diminution in or postponement of the payments required in SECTION
4.2 hereof to be paid by the Company.

     SECTION 3.2 AGREEMENT TO ISSUE THE BONDS; APPLICATION OF BOND PROCEEDS.

            In order to provide funds for the payment of the Cost of the Project, the Issuer, concurrently with the execution of this Agreement, will issue, sell, and deliver the Bonds and deposit the net proceeds thereof with the Trustee in the Project Fund.

     SECTION 3.3 DISBURSEMENTS FROM THE PROJECT FUND.

            The Issuer has, in the Indenture, authorized and directed the Trustee to make disbursements from the Project Fund to pay the Costs of the Project, or to reimburse the Company for any Cost of the Project paid by the Company. The Trustee shall not make any disbursement from the Project Fund until the Company shall have provided the Trustee with a Requisition.

     SECTION 3.4 FURNISHING DOCUMENTS TO THE TRUSTEE.

            The Company agrees to cause such Requisitions to be directed to the Trustee as may be necessary to effect payments out of the Project Fund in accordance with SECTION 3.3 hereof.

     SECTION 3.5 ESTABLISHMENT OF COMPLETION DATE.

            (a) The Completion Date shall be evidenced to the Issuer and the Trustee by a certificate signed by a Company Representative stating that, except for amounts retained by the Trustee at the Company's direction to pay any Cost of the Project not then due and payable, (i) construction of the Project has been completed and all costs of labor, services, materials and supplies used in such construction have been paid, (ii) all equipment for the Project has been installed, such equipment so installed is suitable and sufficient for the operation of the Project, and all costs and expenses incurred in the

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     acquisition and installation of such equipment have been paid, and (iii)
     all other facilities necessary in connection with the Project have been acquired, constructed, improved, and equipped and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. Forthwith upon completion of the acquisition, construction, improving, and equipping of the Project, the Company agrees to cause such certificate to be furnished to the Trustee. Upon receipt of such certificate, the Trustee shall retain in the Project Fund a sum equal to the amounts necessary for payment of the Costs of the Project not then due and payable according to such certificate. If any such amounts so retained are not subsequently used, prior to any transfer of said amounts to the General Account of the Bond Fund as provided below, the Trustee shall give notice to the Company of the failure to apply said funds for payment of the Costs of the Project. Any amount not to be retained in the Project Fund for payment of the Costs of the Project, and all amounts so retained but not subsequently used, shall be transferred by the Trustee into the General Account of the Bond Fund.

            (b) If at least ninety-five percent (95%) of the Net Proceeds of the Bonds have not been used to pay Qualified Project Costs, any amount (exclusive of amounts retained by the Trustee in the Project Fund for payment of Costs of the Project not then due and payable) remaining in the Project Fund shall be transferred by the Trustee into the General Account of the Bond Fund and used by the Trustee (a) to redeem, or to cause the redemption of, Bonds on the earliest redemption date permitted by the Indenture without a premium, (b) to purchase Bonds on the open market prior to such redemption date at prices not in excess of one hundred percent (100%) of the principal amount of such Bonds, or (c) for any other purpose provided that the Trustee is furnished with an opinion of Bond Counsel to the effect that such use is lawful under the Act and will not require that interest on the Bonds be included in gross income for federal income tax purposes. Until used for one or more of the foregoing purposes, such segregated amount may be invested as permitted by the Indenture provided that prior to any such investment the Trustee is provided with an opinion of Bond Counsel to the effect that such investment will not require that interest on the Bonds be included in gross income for federal income tax purposes.

     SECTION 3.6 COMPANY REQUIRED TO PAY IN EVENT PROJECT FUND INSUFFICIENT.

            In the event the moneys in the Project Fund available for payment of the Costs of the Project should not be sufficient to pay the Costs of the Project in full, the Company agrees to complete the Project and to pay that portion of the Costs of the Project in excess of the moneys available therefor in the Project Fund, The Issuer does not make any warranty, either express or implied, that the moneys paid into the Project Fund and available for payment of the Costs of the Project will be sufficient to pay all of the Costs of the Project. The Company agrees that if after exhaustion of the moneys in the Project Fund, the Company should pay any portion of the Costs of the Project pursuant to the provisions of this Section, the Company shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or the Owners of any of the Bonds, nor shall the Company be entitled to any diminution of the amounts payable under Section 4.2 hereof.

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     SECTION 3.7 SPECIAL ARBITRAGE CERTIFICATIONS.

            The Company and the Issuer covenant not to cause or direct any moneys on deposit in any fund or account to be used in a manner which would cause the Bonds to be classified as "arbitrage bonds" within the meaning of
Section 148 of the Code, and the Company certifies and covenants to and for the benefit of the Issuer and the Owners of the Bonds that so long as there are any Bonds Outstanding, moneys on deposit in any fund or account in connection with the Bonds, whether such moneys were derived from the proceeds of the sale of the Bonds or from any other sources, will not be used in a manner which will cause the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code.

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                                   ARTICLE IV.

                          LEASE PROVISIONS; SUBSTITUTE
                                 CREDIT FACILITY

     SECTION 4.1 LEASE OF PROJECT.

            The Issuer agrees, upon the terms and conditions contained in this Agreement and the Indenture, to lease the Project to the Company. The Issuer authorizes the Company to utilize the proceeds received by the Issuer from the sale of the Bonds for the construction, acquisition and equipping of the Project. Such proceeds shall be disbursed on behalf of the Issuer to the Company as provided in SECTION 3.3 hereof. The Issuer shall be vested with title to the Project subject to the terms of this Agreement.

     SECTION 4.2 AMOUNTS PAYABLE.

            (a) The Company hereby covenants and agrees to pay rent, as follows: on or before any Interest Payment Date for the Bonds or any other date that any payment of interest, premium, if any, or principal or Purchase Price is required to be made in respect of the Bonds pursuant to the Indenture, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, a sum which, together with any other moneys available for such payment in any account of the Bond Fund, will enable the Trustee to pay the amount payable on such date as Purchase Price or principal of (whether at maturity or upon redemption or acceleration or otherwise), premium, if any, and interest on the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Credit Provider to the Trustee under the Credit Facility.

            It is understood and agreed that all payments payable by the Company under subsection (a) of this SECTION 4.2 are assigned by the Issuer to the Trustee for the benefit of the Owners of the Bonds. The Company assents to such assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay to the Trustee at the Principal Office of the Trustee all payments payable by the Company pursuant to this subsection.

            (b) The Company will also pay the reasonable expenses of the Issuer related to the issuance of the Bonds and incurred upon the written request of the Company.

            (c) The Company will also pay the reasonable fees and expenses of the Trustee under the Indenture and all other amounts which may be payable to the Trustee under SECTION 10.2 of the Indenture, such amounts to be paid directly to the Trustee for the Trustee's own account as and when such amounts become due and payable.

            (d) The Company covenants, for the benefit of the Owners of the Bonds, to pay or cause to be paid, to the Trustee, such amounts as shall be necessary to enable the Trustee

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     to pay the Purchase Price of Bonds delivered to it for purchase, all as more particularly described in SECTIONS 4.01 AND 4.02 of the Indenture; PROVIDED, however, that the obligation of the Company to make any such payment under this SECTION 4.2(d) shall be reduced by the amount of moneys available for such payment described in SECTION 4.03(a) of the Indenture; and PROVIDED, FURTHER, that the obligation of the Company to make any payment under this subsection (d) shall be deemed to be satisfied and discharged to the extent of the corresponding payment made by the Credit Provider under the Credit Facility.

            (e) In the event the Company should fail to make any of the payments required in this SECTION 4.2, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon, to the extent permitted by law, from the date when such payment was due, at the rate of interest borne by the Bonds.

     SECTION 4.3 OBLIGATIONS OF COMPANY UNCONDITIONAL.

            The obligations of the Company to make the payments required in
Section 4.2 and to perform and observe the other agreements contained herein shall be absolute and unconditional and shall not be subject to any defense or any right of setoff, counterclaim or recoupment arising out of any breach by the Issuer or the Trustee of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or the Trustee, and, until such time as the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company (i) will not suspend or discontinue any payments provided for in SECTION 4.2 hereof, (ii) will perform and observe all other agreements contained in this Agreement and (iii) except as otherwise provided herein, will not terminate the Term of Agreement for any cause, including, without limiting the generality of the foregoing, failure of the Company to complete the acquisition, construction, improving and equipping of the Project, the occurrence of any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, the taking by eminent domain of title to or temporary use of any or all of the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either thereof or any failure of the Issuer or the Trustee to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement. Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained, and in the event the Issuer or the Trustee should fail to perform any such agreement on its part, the Company may institute such action against the Issuer or the Trustee as the Company may deem necessary to compel performance so long as such action does not abrogate the obligations of the Company contained in the first sentence of this Section.

     SECTION 4.4 SUBSTITUTE CREDIT FACILITY.

            Subject to the conditions set forth in this SECTION 4.4, the Company may provide for the delivery to the Trustee of a Substitute Credit Facility. The Company shall furnish written

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notice to the Trustee, not less than twenty (20) days prior to the Mandatory
Purchase Date, (a) notifying the Trustee that the Company is exercising its option to provide for the delivery of a Substitute Credit Facility to the Trustee, (b) setting forth the Mandatory Purchase Date in connection with the delivery of such Substitute Credit Facility, which shall in any event be an Interest Payment Date that is not less than two (2) Business Days prior to the expiration date of the Credit Facility then in effect with respect to the Bonds, and (c) instructing the Trustee to furnish notice to the Bondholders regarding the Mandatory Purchase Date at least fifteen days prior to the Mandatory Purchase Date, as more fully described in SECTION 4.1(b) of the Indenture and Exhibit "B" thereto. Any Substitute Credit Facility shall be delivered to the Trustee prior to such Mandatory Purchase Date, shall be effective on and after such Mandatory Purchase Date, and shall expire on a date which is fifteen days after an Interest Payment Date for the Bonds. On or before the date of such delivery of a Substitute Credit Facility to the Trustee, the Company shall furnish to the Trustee (a) a written opinion of Bond Counsel stating that the delivery of such Substitute Credit Facility will not adversely affect the exclusion from gross income of interest on the Bonds for federal income tax purposes; and (b) a written opinion of counsel to the Substitute Credit Provider to the effect that the Substitute Credit Facility is a legal, valid, binding and enforceable obligation of the Substitute Credit Provider in accordance with its terms.

     SECTION 4.5 OPERATION AND MAINTENANCE OF PROJECT BY THE COMPANY.

            The Company agrees that this Lease is a net lease and that at all times during the term of this Agreement, the Company will operate, maintain, preserve and keep the Project or cause the Project to be maintained, preserved and kept, with the appurtenances and every part and parcel thereof, in good repair, working order and condition (ordinary wear and tear, condemnation, replacement and casualty excepted), and that the Company will from time to time make or cause to be made all repairs, replacements and renewals deemed proper and necessary by it. Issuer shall have no responsibility in any of the matters or for the making of improvements or additions to the Project or for any operational expenses with respect thereto.

     SECTION 4.6 TAXES AND GOVERNMENTAL AND UTILITY CHARGES.

            The Company will pay or cause to be paid, during the term of this Lease Agreement, as the same respectively become due, all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project or any part thereof, including, without limiting the generality of the foregoing, all ad valorem taxes levied against the Project and any other taxes levied upon the Project. Notwithstanding the foregoing, the Company may, at the Company's expense and in its name, in good faith, contest any such taxes, assessments or other charges, and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom.

     SECTION 4.7 PROVISIONS RESPECTING INSURANCE.

            Company agrees to maintain all necessary insurance with respect to the Project in accordance with its customary insurance practices.

     SECTION 4.8 TERMINATION.

             When no Bonds are outstanding, the Company and the Issuer will not have any further obligations under this Agreement. The final payment on the Bonds by the Company will constitute an exercise of its option to purchase the Project and, upon such payment and upon the request of the Company, the Issuer will convey to the Company (or its assignee) title (and all other rights, title and interest held by the Issuer) to the Project (but shall not be obligated to give or convey any better title) than the Issuer received when the Bonds were issued) and the Company (or such assignee) will pay all costs and expenses, including transfer fees, if any, arising out of such conveyance.

                                   ARTICLE V.

                            PREPAYMENT AND REDEMPTION

     SECTION 5.1 PREPAYMENT AND REDEMPTION.

            The Company shall have the option to prepay its obligations hereunder at the times and in the amounts as necessary to exercise its option to cause the Bonds to be redeemed as set forth in the Indenture and in the Bonds. The Company hereby agrees that it shall prepay its obligations hereunder at the times and in the amounts as necessary to accomplish the mandatory redemption of the Bonds as set forth in the Indenture and in the Bonds. The Issuer, at the request of the Company, shall forthwith take all steps (other than the payment of the money required for such redemption) necessary under the applicable redemption provisions of the Indenture to effect redemption of all or part of the Outstanding Bonds, as may be specified by the Company, on the date established for such redemption.

                                   ARTICLE VI.

                                SPECIAL COVENANTS

         SECTION 6.1 NO WARRANTY OF CONDITION OR SUITABILITY BY ISSUER.

            THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE PROJECT OR THE CONDITION THEREOF, OR THAT THE PROJECT WILL BE SUITABLE FOR THE PURPOSES OR NEEDS OF THE COMPANY. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TITLE TO THE PROJECT, THAT THE COMPANY WILL HAVE QUIET AND PEACEFUL POSSESSION OF THE PROJECT. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS SUITABILITY FOR THE COMPANY'S PURPOSES.

     SECTION 6.2 ACCESS TO THE PROJECT.

            The Company agrees that the Issuer, the Credit Provider, the Trustee and their duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect the Project at all reasonable times and on reasonable notice. The Issuer, the Credit Provider, the Trustee and their duly authorized agents shall also be permitted, at all reasonable times, to examine the books and records of the Company with respect to the Project.

     SECTION 6.3 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS.

            The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the expressed intention of this Agreement.

     SECTION 6.4 ISSUER AND COMPANY REPRESENTATIVES.

            Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required or the Issuer or the Company is required to take some action at the request of the other, such approval or such request shall be given for the Issuer by an Issuer Representative and for the Company by a Company Representative. The Trustee shall be authorized to act on any such approval or request.

     SECTION 6.5 FINANCING STATEMENTS.

            The Company agrees to execute and file or cause to be executed and filed any and all financing statements or amendments thereof or continuation statements necessary to perfect and continue the perfection of the security interests granted in the Indenture. The Company shall pay all costs of filing such instruments.

     SECTION 6.6 COVENANT TO PROVIDE ONGOING DISCLOSURE.

            The Company hereby covenants and agrees that, upon the exercise by the Company of the Conversion Option to elect a Long Term Period or a Commercial Paper Period, the Company shall enter into a written undertaking for the benefit of the holders of the Bonds, as required by Section (b)(5)(i) of Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (17 CFR Part 240, Section.240.15c2-12) (the "Rule"); provided, however, that the Company shall not be obligated to enter into such written undertaking if the Company shall furnish to the Trustee, prior to the exercise of the Conversion Option, an opinion of Bond Counsel that, notwithstanding such election by the Company, the Rule is not applicable to the Bonds.

     SECTION 6.7 NOTICE OF CONTROL.

            The Company shall provide written notice to the Trustee and the Remarketing Agent thirty days prior to the consummation of any transaction that would result in the Company controlling the Credit Provider or being controlled by the Credit Provider within the meaning of Section 2(a)(9) of the Investment Company Act of 1940.

                                  ARTICLE VII.

                          ASSIGNMENT, SELLING, LEASING;
                           INDEMNIFICATION; REDEMPTION

     SECTION 7.1 ASSIGNMENT, SELLING AND LEASING.

            This Agreement may be assigned and the Project may be sold or subleased, as a whole or in part, with the prior written consent of the Credit Provider, but without the necessity of obtaining the consent of either the Issuer or the Trustee; PROVIDED, however, that no such assignment, sale or lease shall, in the opinion of Bond Counsel, result in interest on any of the Bonds becoming includable in gross income for federal income tax purposes, or shall otherwise violate any provisions of the Act; PROVIDED FURTHER, however, that no such assignment, sale or lease shall relieve the Company of any of its obligations under this Agreement.

     SECTION 7.2 RELEASE AND INDEMNIFICATION COVENANTS.

            (a) The Company shall and hereby agrees to indemnify and save the Issuer and the Trustee harmless against and from all claims by or on behalf of any person, firm, corporation or other legal entity arising from the conduct or management of, or from any work or thing done on, the Project during the Term of Agreement, including without limitation, (i) any condition of the Project, (ii) any breach or default on the part of the Company in the performance of any of its obligations under this Agreement,
     (iii) any act or negligence of the Company or of any of its agents, contractors, servants, employees or licensees or (iv) any act or negligence of any assignee or lessee of the Company, or of any agents, contractors, servants, employees or licensees of any assignee or lessee of the Company. The Company shall indemnify and save the Issuer and the Trustee harmless from any such claim arising as aforesaid, or in connection with any action or proceeding brought thereon, and upon notice from the Issuer or the Trustee, the Company shall defend them or either of them in any such action or proceeding.

            (b) Notwithstanding the fact that it is the intention of the parties hereto that the Issuer shall not incur any pecuniary liability by reason of the terms of this Agreement or the undertakings required of the Issuer hereunder, by reason of the issuance of the Bonds, by reason of the execution of the Indenture or by reason of the performance of any act requested of the Issuer by the Company, including all claims, liabilities or losses arising in connection with the violation of any statutes or regulation pertaining to the foregoing; nevertheless, if the Issuer should incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Issuer harmless against all claims, demands or causes of action whatsoever, by or on behalf of any person, firm or corporation or other legal entity arising out of the same or out of any offering statement or lack of offering statement in connection with the sale or resale of the Bonds and all costs and expenses incurred in connection with any such claim or in connection with any action or proceeding brought thereon, and upon notice from the Issuer, the Company shall defend the Issuer in any such action or proceeding. All references to the Issuer in this

     SECTION 7.2 shall be deemed to include its commissioners, directors, officers, employees, and agents.

            Notwithstanding anything to the contrary contained herein, the Company shall have no liability to indemnify the Issuer against claims or damages resulting from the Issuer's own gross negligence or willful misconduct.

     SECTION 7.3 ISSUER TO GRANT SECURITY INTEREST TO TRUSTEE.

            The parties hereto agree that pursuant to the Indenture, the Issuer shall assign to the Trustee, in order to secure payment of the Bonds, all of the Issuer's right, title and interest in and to this Agreement, except for Reserved Rights.

     SECTION 7.4 INDEMNIFICATION OF TRUSTEE.

            The Company shall and hereby agrees to indemnify the Trustee for, and hold the Trustee harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) incurred without gross negligence or willful misconduct by the Trustee and arising out of or in connection with its acting as Trustee under the Indenture.

                                  ARTICLE VIII.

                              DEFAULTS AND REMEDIES

     SECTION 8.1 DEFAULTS DEFINED.

            The following shall be "Defaults" under this Agreement and the term "Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

            (a) Failure by the Company to pay any amount required to be paid under SECTION 4.2(a) OR (d) hereof.

            (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in SECTION 8.1(a) hereof, for a period of thirty (30) days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company by the Issuer or the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; PROVIDED, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted by the Company within the applicable period and diligently pursued until such failure is corrected.

            (c) The dissolution or liquidation of the Company, except as authorized by hereof, or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for sixty (60) days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would impair the ability of the Company to carry on its operations at the Project, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with its creditors or the failure generally by the Company to pay its debts as they become due.

            (d) The occurrence of a Default under the Indenture.

The provisions of subsection (b) of this Section are subject to the following limitation: if by reason of FORCE MAJEURE the Company is unable in whole or in part to carry out any of its agreements contained herein (other than its obligations contained in ARTICLE IV hereof), the Company shall not be deemed in Default during the continuance of such inability. The term "FORCE MAJEURE" as used herein shall mean, without limitation, the following: acts of God; strikes or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the United States of America or of the State or of any of their departments, agencies or officials, or of any civil or military authority; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions; breakage or accident to machinery, transmission pipes or canals; and any other cause or event not reasonably within the control of the Company. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreement, provided that the settlement of strikes and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to settle strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

     SECTION 8.2 REMEDIES ON DEFAULT.

            Whenever any Default referred to in SECTION 8.1 hereof shall have happened and be continuing, the Trustee, or the Issuer with the written consent of the Trustee, may take one or any combination of the following remedial steps:

            (a) If the Trustee has declared the Bonds immediately due and payable pursuant to SECTION 9.2 of the Indenture, by written notice to the Company, declare an amount equal to all amounts then due and payable on the Bonds, whether by acceleration of maturity (as provided in the Indenture) or otherwise, to be immediately due and payable as liquidated damages under this Agreement and not as a penalty, whereupon the same shall become immediately due and payable;

            (b) Have reasonable access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other tax returns of the Company during regular business hours of the Company if reasonably necessary in the opinion of the Trustee; or

            (c) Take whatever action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

             Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture.

     SECTION 8.3 NO REMEDY EXCLUSIVE.

            Subject to SECTION 9.2 of the Indenture, no remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be required in this Article. Such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee, and the Trustee and the Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

     SECTION 8.4 AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES.

            In the event the Company should default under any of the provisions of this Agreement and the Issuer should employ attorneys or incur other expenses for the collection of payments required hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer the reasonable fee of such attorneys and such other expenses so incurred by the Issuer.

     SECTION 8.5 NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER.

            In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                                   ARTICLE IX.

                                  MISCELLANEOUS

     SECTION 9.1 TERM OF AGREEMENT.

            This Agreement shall remain in full force and effect from the date hereof to and including September 1, 2016 or until such time as all of the Bonds and the fees and expenses of the Issuer and the Trustee and all amounts payable to the Credit Provider under the Credit Agreement shall have been fully paid or provision made for such payments, whichever is later; PROVIDED, however, that this Agreement may be terminated prior to such date pursuant to ARTICLE V of this Agreement, but in no event before all of the obligations and duties of the Company hereunder have been fully performed, including, without limitation, the payments of all costs and fees mandated hereunder.

     SECTION 9.2 NOTICES.

            All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered mail, postage prepaid, addressed as follows:

If to the Issuer:            The Industrial Development Board of
                              White County, Tennessee
                             c/o William Mitchell, Esq.
                             112 South Main Street
                             Sparta, Tennessee 38583

If to the Trustee:           Principal Office:
                             SunTrust Bank
                             424 Church Street, 6th Floor
                             Nashville, Tennessee 37219
                             Attention: Corporate Trust Department

If to the Company:           Genlyte Thomas Group, LLC
                             4360 Brownsboro Road, Suite 300
                             Louisville, Kentucky 40207
                             Attention: Terry Lange, Treasurer

If to the Credit Provider:   Bank of America, N.A.
                             100 North Tryon Street
                             MAIL CODE NC1-007-17-12
                             Charlotte, North Carolina 28255
                             Attention: Richard Parkhurst

If to the Remarketing Agent: SunTrust Capital Markets, Inc.
                             303 Peachtree Street, 24th Floor
                             Atlanta, Georgia 30303
                             Attention: Municipal Desk

If to Fitch:                 Fitch IBCA, Inc.
                             One State Street Plaza
                             New York, New York 10004
                             Attention: Structured Finance

If to Moody's:               Moody's Investors Service, Inc.
                             99 Church Street
                             New York, New York 10007
                             Attention:  Corporate Department,
                                         Structured Finance Group

If to S&P:                   Standard & Poor's Ratings Services, a division of
                             The McGraw-Hill  Companies, Inc.
                             55 Water Street
                             New York, New York 10041
                             Attention:  Corporate Finance Department

A duplicate copy of each notice, certificate or other communication given hereunder by the Issuer or the Company shall also be given to the Trustee and the Credit Provider. The Issuer, the Company, the Trustee, and the Credit Provider may, by written notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 9.3 BINDING EFFECT.

            This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company, the Credit Provider, the Trustee, the Owners of Bonds and their respective successors and assigns, subject, however, to the limitations contained in SECTION 2.2(b) hereof.

     SECTION 9.4 SEVERABILITY.

            In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     SECTION 9.5 AMOUNTS REMAINING IN FUNDS.

            Subject to the provisions of SECTION 6.11 of the Indenture, it is agreed by the parties hereto that any amounts remaining in any account of the Bond Fund, the Project Fund, or any other fund (other than the Rebate Fund) created under the Indenture upon expiration or earlier termination of this Agreement, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and the fees and expenses of the Trustee in accordance with the Indenture, shall belong to and be paid to the Company by the Trustee.

     SECTION 9.6 AMENDMENTS, CHANGES AND MODIFICATIONS.

            Subsequent to the issuance of Bonds and prior to their payment in full (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), and except as otherwise herein expressly provided, this Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee and, prior to the Credit Facility Termination Date and payment of all amounts payable to the Credit Provider under the Credit Agreement, the consent of the Credit Provider, in accordance with the provisions of the Indenture.

     SECTION 9.7 EXECUTION IN COUNTERPARTS.

            This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 9.8 APPLICABLE LAW.

            This Agreement shall be governed by and construed in accordance with the laws of the State.

     SECTION 9.9 CAPTIONS.

            The captions and headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Agreement.

                                   ARTICLE X.

                            PAYMENTS IN LIEU OF TAXES

     SECTION 10.1 PAYMENTS IN LIEU OF TAXES.

            (a) It is recognized that under current law, including particularly the Act, the Project is exempt form White County, Tennessee (the "County") and City of Sparta, Tennessee (the "City") ad valorem property taxation so long as the same is owned by the Issuer.

            (b) Subject to Section 10.01(c) below, the Lessee shall make annual payments in lieu of tax ("PILOTS") to the City and the County, not later than March 1 of the year following the Lease Year to which such PILOTS relate, in the amount of One Hundred Dollars ($100). To the extent such fee is paid under any other lease with the Issuer for PILOTS, the Company will receive a credit towards the payment due herein.

            (c) In the event that the Company shall fail to achieve the Employment Targets for any Lease Years, as set forth in Section 10.01(d) below (the "Employment Targets"), then the PILOTS for all Lease Years shall be equal to 100% of the City and County real and personal property taxes which would have been payable to the City and the County with respect to the Project ("Estimated Property Taxes") by the Company if the Company were the owner of the fee simple title to the Project, retroactive to January 1, 2002. The Employment Targets shall be met for a Lease Year if the Lessee employs that number of full-time employees at the Project on any day during such Lease Year.

            (d) The Employment Targets for Lease Years 2002 through 2006 are as follows:

         LEASE YEAR                                 EMPLOYMENT TARGETS (FTE'S)
         ----------                                 --------------------------
         2002                                                200
         2003                                                235
         2004                                                245
         2005                                                245
         2006                                                245

            (e) PILOTS for Lease Years 2001 and 2007 (each a "Lease Year") shall be equal to 100% of the City and County real and personal property taxes which would have been payable to the City and the County with respect to the Project by the Company if the Company were the owner of the fee simple title to the Project.

            (f) "Estimated Property Taxes" shall be determined in the same manner as ad valorem property taxes would have been determined with respect to the Project if the Project were owned by the Company, utilizing the City and County tax rates in effect in the Lease Year for which the calculation is made. In the event that the Company disagrees with the appraised value of the Project as determined by the County Property Assessor, the Company shall have the right to pursue an appeal of such appraisal as permitted by law in the name of the Issuer.

            (g) PILOTS will be in lieu of all AD VALOREM taxes on all real and personal property of any nature including, without limitation, work-in-progress with respect to the Project, and including improvements and replacements through June 30, 2007, and including taxes on the leasehold estate through June 30, 2007. The Lessee shall be entitle to a credit against such PILOTS for any ad valorem taxes payable by Lessee with respect to the Project or Lessee's leasehold estate therein, any beneficial use taxes payable by Lessee with respect to this Lease or the Project, or any other similar taxes.

            IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed by their duly authorized officers, all as of the date first above written.

(SEAL)                                          THE INDUSTRIAL DEVELOPMENT BOARD
                                                OF WHITE COUNTY, TENNESSEE

Attest:                                         By:  /s/ George Savage
                                                     ---------------------------
                                                     Title: Chairman

By: /s/ Carolyn Hobson
    -------------------------------------
    Title:  Secretary

                         (Signature Page-Loan Agreement)

                                                GENLYTE THOMAS GROUP, LLC

                                                By: /s/ Terry L. Lange
                                                    ----------------------------
                                                    Title: Treasurer

                         (Signature Page-Loan Agreement)

                                    EXHIBIT A

                               PROJECT DESCRIPTION

     Equipment, fixtures and personal property for a Strip Fixture facility (including press feeders, presses, roll formers, conveyors, tooling, packaging and labeling equipment) and all related costs and expenses and for a Troffer Fixture facility (including fabrication, roll form, tooling, packing and fork lift equipment, warehouse improvements, sorting systems and paint wash/dryer equipment) and all related costs and expenses and all other manufacturing equipment related thereto.

                                    EXHIBIT B

                              REQUISITION NO. ____

Amount Requested:

Total Disbursements to Date:

            1   Each obligation for which a disbursement is hereby
requested is described in reasonable detail in Exhibit A hereto together with the name and address of the person, firm or corporation to whom payment is due.

            2   The bills, invoices or statements of account for each
obligation referenced in Exhibit A are on file with the Company.

            3   The Company hereby certifies that:

            (a) each obligation mentioned in Exhibit A has been properly incurred, is a proper charge against the Project Fund and has not been the basis of any previous disbursement;

            (b) no part of the disbursement requested hereby will be used to pay for materials not yet incorporated into the Project or for services not yet performed in connection therewith;

            (c) the expenditure of the amount requested under this Requisition, when added to all disbursements under previous Requisitions, will result in at least ninety-five percent (95%) of the total of such disbursements, other than disbursements for reasonable expenses incurred in connection with the issuance of the Bonds, having been used to pay Qualified Project Costs; and

            (d) the expenditures of the amount requested under this Requisition, when added to all disbursements under previous Requisitions, will result in no more than two percent (2%) of the aggregate face amount of the Bonds being used for payment of Issuance Costs.

            4   All capitalized terms herein shall have the meanings
assigned to them in the Lease Agreement dated as of September 1, 2001 between The Industrial Development Board of White County, Tennessee and Genlyte Thomas Group, LLC.

                    This _______ day of ___________, 20____.

                                                GENLYTE THOMAS GROUP, LLC

                                                By:
                                                   -----------------------------
                                                   Company Representative

--------------------------------------------------------------------------------

                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                             WHITE COUNTY, TENNESSEE

                                       AND

                                 SUNTRUST BANK,
                                   as Trustee

                              --------------------
                               INDENTURE OF TRUST
                              --------------------

                          Dated as of September 1, 2001

                                   Relating to

                                   $5,000,000
           The Industrial Development Board of White County, Tennessee
                      Industrial Development Revenue Bonds
                       (Genlyte Thomas Group, LLC Project)
                                   Series 2001

--------------------------------------------------------------------------------

                                                This instrument was prepared by:

                                                         Stites & Harbison, PLLC
                                                               424 Church Street
                                                                      Suite 1800
                                                      Nashville, Tennessee 37219

                                                       Telephone: (615) 244-5200

                                TABLE OF CONTENTS

(This Table of Contents is not a part of the Indenture of Trust and is only for convenience of reference.)

                                                                                                           PAGE
ARTICLE I DEFINITIONS........................................................................................3

     Section 1.01 Definitions................................................................................3

     Section 1.02 Uses of Phrases............................................................................9

ARTICLE II THE BONDS.........................................................................................9

     Section 2.01 Authorized Amount of Bonds.................................................................9

     Section 2.02 Issuance and Terms of Bonds................................................................9

     Section 2.03 Daily Period..............................................................................10

     Section 2.04 Weekly Period.............................................................................10

     Section 2.05 Commercial Paper Period...................................................................11

     Section 2.06 Long Term Period..........................................................................12

     Section 2.07 Conversion Option.........................................................................13

     Section 2.08 Execution; Limited Obligations............................................................14

     Section 2.09 Authentication............................................................................14

     Section 2.10 Form of Bonds.............................................................................14

     Section 2.11 Authentication and Delivery of Bonds......................................................14

     Section 2.12 Mutilated, Lost, Stolen or Destroyed Bonds................................................15

     Section 2.13 Transfer of Bonds; Persons Treated as Owners..............................................15

     Section 2.14 Destruction of Bonds......................................................................16

     Section 2.15 Temporary Bonds...........................................................................16

     Section 2.16 Book-Entry System.........................................................................17

ARTICLE III REDEMPTION OF BONDS BEFORE MATURITY.............................................................19

     Section 3.01 Extraordinary Redemption..................................................................19

     Section 3.02 Optional Redemption by the Company........................................................19

     Section 3.03 Notice of Redemption......................................................................20

     Section 3.04 Redemption Payments.......................................................................21

     Section 3.05 Cancellation..............................................................................21

     Section 3.06 Partial Redemption of Bonds...............................................................21

ARTICLE IV MANDATORY PURCHASE DATE; DEMAND PURCHASE OPTION..................................................22

     Section 4.01 Mandatory Purchase of Bonds on Mandatory Purchase Date....................................22

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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     Section 4.02 Demand Purchase Option....................................................................22

     Section 4.03 Funds for Purchase of Bonds...............................................................23

     Section 4.04 Delivery of Purchased Bonds...............................................................23

     Section 4.05 Delivery of Proceeds of Sale of Purchased Bonds...........................................24

     Section 4.06 Duties of Trustee with Respect to Purchase of Bonds.......................................24

     Section 4.07 Remarketing of Bonds......................................................................25

     Section 4.08 Purchase by Credit Provider in Lieu of Redemption or Acceleration.........................25

ARTICLE V GENERAL COVENANTS.................................................................................26

     Section 5.01 Payment of Principal, Premium, if any, and Interest.......................................26

     Section 5.02 Performance of Covenants..................................................................26

     Section 5.03 Instruments of Further Assurance..........................................................26

     Section 5.04 Recording and Filing......................................................................27

     Section 5.05 Inspection of Books.......................................................................27

     Section 5.06 List of Owners of Bonds...................................................................27

     Section 5.07 Rights Under Agreement....................................................................27

     Section 5.08 Issuer's Election to Issue Bonds Pursuant to Section 144(a)(4)............................27

     Section 5.09 Undertaking to Provide Ongoing Disclosure.................................................28

     Section 5.10 Notice Of Control.........................................................................28

ARTICLE VI REVENUES AND FUNDS...............................................................................29

     Section 6.01 Creation of the Bond Fund.................................................................29

     Section 6.02 Payments into the Bond Fund...............................................................29

     Section 6.03 Use of Moneys in the Bond Fund............................................................29

     Section 6.04 Payment of Bonds with Proceeds of Refunding Bonds.........................................30

     Section 6.05 Project Fund..............................................................................30

     Section 6.06 Payments into the Project Fund; Disbursements.............................................30

     Section 6.07 Use of Money in the Project Fund Upon Default.............................................30

     Section 6.08 Completion of the Project.................................................................30

     Section 6.09 Nonpresentment of Bonds...................................................................31

     Section 6.10 Moneys to be held in Trust................................................................31

                                      -ii-
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
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     Section 6.11 Repayment to the Credit Provider and the Company from the Bond Fund or the Project
                    Fund....................................................................................31

     Section 6.12 Credit Facility...........................................................................32

     Section 6.13 Creation of Rebate Fund; Duties of Trustee; Amounts Held in Rebate Fund...................32

ARTICLE VII INVESTMENT OF MONEYS............................................................................34

     Section 7.01 Investment of Moneys......................................................................34

ARTICLE VIII DISCHARGE OF INDENTURE.........................................................................37

     Section 8.01 Discharge of Indenture....................................................................37

     Section 8.02 Defeasance of Bonds.......................................................................37

ARTICLE IX DEFAULTS AND REMEDIES............................................................................40

     Section 9.01 Defaults..................................................................................40

     Section 9.02 Acceleration..............................................................................40

     Section 9.03 Other Remedies; Rights of Owners of Bonds.................................................41

     Section 9.04 Right of Owners of Bonds to Direct Proceedings............................................41

     Section 9.05 Appointment of Receivers..................................................................41

     Section 9.06 Waiver....................................................................................42

     Section 9.07 Application of Moneys.....................................................................42

     Section 9.08 Remedies Vested in Trustee................................................................44

     Section 9.09 Rights and Remedies of Owners of Bonds....................................................44

     Section 9.10 Termination of Proceedings................................................................44

     Section 9.11 Waivers of Default........................................................................45

     Section 9.12 Notice of Defaults under Section 9.01(e) or (f); Opportunity to Cure Such Defaults........45

     Section 9.13 Subrogation Rights of Credit Provider.....................................................46

ARTICLE X TRUSTEE...........................................................................................47

     Section 10.01 Acceptance of Trusts.....................................................................47

     Section 10.02 Fees, Charges and Expenses of the Trustee................................................50

     Section 10.03 Notice to Owners of Bonds if Default Occurs..............................................50

     Section 10.04 Intervention by the Trustee..............................................................50

     Section 10.05 Successor Trustee........................................................................51

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     Section 10.06 Resignation by the Trustee...............................................................51

     Section 10.07 Removal of the Trustee...................................................................51

     Section 10.08 Appointment of Successor Trustee by Owners of Bonds......................................51

     Section 10.09 Acceptance by Successor Trustee..........................................................52

     Section 10.10 Appointment of Co-Trustee................................................................52

     Section 10.11 Successor Remarketing Agent..............................................................53

     Section 10.12 Notice to Rating Agencies................................................................54

ARTICLE XI SUPPLEMENTAL INDENTURES..........................................................................55

     Section 11.01 Supplemental Indentures Not Requiring Consent of Owners of Bonds.........................55

     Section 11.02 Supplemental Indentures Requiring Consent of Owners of Bonds.............................56

     Section 11.03 Consent of the Company...................................................................57

     Section 11.04 Amendment without Consent of Issuer......................................................57

     Section 11.05 Execution of Amendments and Supplements by Trustee.......................................57

ARTICLE XII AMENDMENT OF AGREEMENT..........................................................................58

     Section 12.01 Amendments to Agreement Not Requiring Consent of Owners of Bonds.........................58

     Section 12.02 Amendments to Agreement Requiring Consent of Owners of Bonds.............................58

ARTICLE XIII MISCELLANEOUS                                                                                  59

     Section 13.01 Consents of Owners of Bonds..............................................................59

     Section 13.02 Limitation of Rights.....................................................................59

     Section 13.03 Severability.............................................................................59

     Section 13.04 Notices..................................................................................59

     Section 13.05 Payments Due on Saturdays, Sundays and Holidays..........................................61

     Section 13.06 Counterparts.............................................................................61

     Section 13.07 Applicable Provisions of Law.............................................................61

     Section 13.08 Rules of Interpretation..................................................................61

     Section 13.09 Captions.................................................................................61

     Section 13.10 No Personal Liability....................................................................61

                                      -iv-
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     Section 13.11 Certain References Ineffective Except During a Credit Facility Period....................62

                               INDENTURE OF TRUST

     THIS INDENTURE OF TRUST, dated as of September 1, 2001, between THE INDUSTRIAL DEVELOPMENT BOARD OF WHITE COUNTY, TENNESSEE, a nonprofit corporation created and existing under the Constitution and Laws of the State of Tennessee (the "Issuer") and SUNTRUST BANK, a Georgia banking corporation (the "Trustee");

                              W I T N E S S E T H :

     WHEREAS, the Issuer is empowered pursuant to Chapter 53 of Title 7 of Tennessee Code Annotated (the "Act"), to issue its bonds for the purpose of financing industrial facilities; and

     WHEREAS, in furtherance of the public purpose for which the Issuer was created, the Issuer proposes to issue its $5,000,000 in principal amount Industrial Development Revenue Bonds (Genlyte Thomas Group, LLC Project) Series 2001 (the "Bonds") pursuant to this Indenture, to finance the acquisition, construction and equipping of manufacturing equipment and other personal property located at an existing manufacturing facility located in White County, Tennessee (the "Project") and to lease the Project acquired with the proceeds of the sale of the Bonds to Genlyte Thomas Group, LLC, a Delaware limited liability company (the "Company"), pursuant to a Lease Agreement (the "Agreement") of even date herewith between the Issuer and the Company; and

     WHEREAS, it has been determined that the estimated amount necessary to finance the cost of the acquisition, construction and equipping of the Project, including necessary expenses incidental to the issuance of the Bonds, will require the issuance, sale and delivery of Bonds in the aggregate principal amount of $5,000,000, as hereinafter provided; and

     WHEREAS, all things necessary to make the Bonds when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the payments under the Agreement (except for "Reserved Rights" as hereinafter defined) for payment of the principal or Purchase Price of, premium, if any, and interest on the Bonds, and to constitute this Indenture a valid assignment of the rights of the Issuer under the Agreement except as otherwise stated herein, have been done and performed, and the creation, execution and delivery of this Indenture, and the issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                                GRANTING CLAUSES

     That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the Owners thereof, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed herein and in the Bonds, does hereby assign and grant a security interest in the following to the Trustee, and its successors in trust and assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

                              GRANTING CLAUSE FIRST

     All right, title and interest of the Issuer in and to the Agreement (except for Reserved Rights), including, but not limited to, the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Agreement, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which the Issuer is or may become entitled to do under the Agreement.

                             GRANTING CLAUSE SECOND

     All right, title and interest of the Issuer in and to all moneys and securities from time to time held by the Trustee under the terms of this Indenture, other than moneys for the payment of the Purchase Price and moneys held in the Rebate Fund.

                              GRANTING CLAUSE THIRD

     Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other person on its behalf or with its written consent or by the Issuer or any other person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

     TO HAVE AND TO HOLD all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;

     IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth (a) first, for the equal and proportionate benefit, security and protection of all present and future Owners of the Bonds, from time to time, issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds except in the case of funds held hereunder for the benefit of particular Owners of Bonds, and
(b) second, for the benefit of the Credit Provider to the extent provided herein;

     PROVIDED, HOWEVER, that if the Issuer, its successors or assigns shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, at the times and in the manner set forth in the Bonds according to the true intent and meaning thereof, and shall cause the payments to be made on the Bonds as required hereunder, or shall provide, as permitted hereby, for the payment thereof by depositing with the

Trustee the entire amount due or to become due thereon, and shall well and truly cause to be kept, performed and observed all of its covenants and conditions pursuant to the terms of this Indenture, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void, except to the extent specifically provided in Article VIII hereof; otherwise this Indenture shall remain in full force and effect.

     THIS INDENTURE FURTHER WITNESSETH, and it is declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts payable under the Agreement and any other amounts hereby assigned and pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as herein expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective Owners of the Bonds as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01 DEFINITIONS.

     All capitalized, undefined terms used herein shall have the meanings ascribed to such terms in Article II of the Agreement (as defined below). In addition, unless the context shall otherwise require, the following words and phrases when used in this Indenture shall have the meanings specified in this
Section:

     "Act" means Chapter 53 of Title 7 of Tennessee Code Annotated, as amended.

     "Act of Bankruptcy" means the filing of a petition in bankruptcy (or any other commencement of a bankruptcy or similar proceeding) by or against the Company or any affiliate of the Company under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

     "Agreement" means the Lease Agreement dated as of this date between the Issuer and the Company, and any amendments and supplements thereto.

     "Bond Counsel" means a firm of nationally recognized standing in the field of municipal finance law whose opinions are generally accepted by purchasers of public obligations and who is acceptable to the Trustee.

     "Bond Fund" means the fund created in Section 6.01 hereof, in which there is established a General Account, a Credit Facility Account and a Remarketing Account.

     "Bond Register" means the books of the Issuer kept by the Trustee to evidence the registration and transfer of the Bonds.

     "Bonds" means The Industrial Development Board of White County, Tennessee Industrial Development Revenue Bonds (Genlyte Thomas Group, LLC Project) Series 2001 issued by the Issuer pursuant to this Indenture.

     "Book-Entry System" means the system maintained by the Securities Depository described in Section 2.16 herein.

     "Business Day" means any day other than (a) a Saturday or Sunday, (b) a day on which the Trustee or the Credit Provider is required or permitted by law to close, and (c) a day on which the New York Stock Exchange is closed.

     "Calculation Period" is defined in Section 2.05 hereof.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, including, when appropriate, the statutory predecessor thereof, or any applicable corresponding provisions of any future laws of the United States of America relating to federal income taxation, and except as otherwise provided herein or required by the context hereof, includes interpretations thereof contained or set forth in the applicable regulations of the Department of the Treasury (including applicable final or temporary regulations and also including regulations issued pursuant to the statutory predecessor of the Code, the applicable rulings of the Internal Revenue Service (including published Revenue Rulings and private letter rulings), and applicable court decisions).

     "Commercial Paper Period" is defined in Section 2.05 hereof.

     "Commercial Paper Rate" means an interest rate on the Bonds set under
Section 2.05 hereof.

     "Company" means (i) Genlyte Thomas Group, LLC, a Delaware limited liability company, and (ii) any surviving, resulting, or transferee entity as provided in the Agreement.

     "Company Representative" means the person or persons at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such person or persons and signed on behalf of the Company by its [President or Vice President]. Such certificate may designate an alternate or alternates.

     "Conversion Date" means the date established for the conversion of the interest rate on the Bonds from one type of Interest Period to another type of Interest Period pursuant to Section 2.07 hereof (whether or not such conversion actually occurs), which date shall be an Interest Payment Date.

     "Conversion Option" means the option granted to the Company in Section 2.07 hereof to convert from one type of Interest Period to another type of Interest Period.

     "Credit Agreement" means the Credit Agreement dated as of August 28, 1998, as amended by a First Amendment to Credit Agreement dated as of August 30, 1998, a Second Amendment to Credit Agreement dated as of June 29, 1999, a Third Amendment to Credit Agreement dated as of August 19, 1999, a Fourth Amendment to Credit Agreement dated as of

February 7, 2000, between the Company and the initial Credit Provider, as agent for the various lenders named therein and as issuing bank with respect to the Credit Facility, and any amendments or supplements thereto, together with any letter of credit, reimbursement or similar agreement between the Company and any subsequent Credit Provider, and any amendments and supplements thereto.

     "Credit Facility" means the Letter of Credit and any Substitute Credit Facility provided by the Company pursuant to Section 4.04 of the Agreement.

     "Credit Facility Period" shall mean any Interest Period during which payment of the principal and Purchase Price of, and the interest and redemption premium (if any) on, the Bonds are secured by a Credit Facility.

     "Credit Facility Termination Date" means the later of (a) that date upon which the Credit Facility shall expire or terminate pursuant to its terms, or
(b) that date to which the expiration or termination of the Credit Facility may be extended, from time to time, either by extension or renewal of the existing Credit Facility.

     "Credit Provider" means the provider of any Credit Facility.

     "Daily Period" is defined in Section 2.03 hereof.

     "Daily Rate" means an interest rate on the Bonds set under Section 2.03 hereof.

     "Default" means any Default under this Indenture as specified in and defined by Section 9.01 hereof.

     "Demand Purchase Option" means the option granted to Owners of Bonds, while the Bonds bear interest at the Daily Rate or the Weekly Rate, to require that Bonds be purchased pursuant to Section 4.02 hereof.

     "Determination of Taxability" means a final decree or judgment of any Federal court or a final action of the Internal Revenue Service determining that interest paid or payable on any Bond is or was includable in the gross income of an Owner of the Bonds for Federal income tax purposes (other than an Owner who is a "substantial user" or "related person" to a "substantial user" within the meaning of Section 147(a) of the Code); provided, that no such decree, judgment, or action will be considered final for this purpose, however, unless the Company has been given written notice and, if it is so desired and is legally allowed, has been afforded the opportunity to contest the same, either directly or in the name of any Owner of a Bond, and until the conclusion of any appellate review, if sought.

     "First Optional Redemption Date" means, with respect to a Long Term Period less than or equal to 5 years, the first day of the 24th calendar month from the beginning of such Long Term Period, with respect to a Long Term Period greater than 5 years but less than or equal to 10 years, the first day of the 60th calendar month from the beginning of such Long Term Period, and with respect to a Long Term Period greater than 10 years, the first day of the 72nd calendar month from the beginning of such Long Term Period.

     "Fitch" means Fitch IBCA, Inc., its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Credit Provider, by written notice to the Trustee.

     "Government Obligations" means direct general obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed as to full and timely payment by, the United States of America, which obligations are noncallable.

     "Indenture" means this Indenture of Trust, and any amendments or supplements hereto.

     "Independent Counsel" means an attorney duly admitted to practice law before the highest court of any state and who is not a full-time employee, director, officer, or partner of the Issuer or the Company.

     "Interest Payment Date" is defined in the form of the Bonds appearing in Exhibit "A" hereto.

     "Interest Period" means each Daily Period, Weekly Period, Commercial Paper Period and Long Term Period.

     "Issuer" means The Industrial Development Board of White County, Tennessee, and its successors and assigns.

     "Issuer Representative" means the person or persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Trustee containing the specimen signatures of such person or persons and signed on behalf of the Issuer by its duly authorized agent. Such certificate may designate an alternate or alternates.

     "Letter of Credit" means that certain letter of credit, dated the date of issuance of the Bonds, issued by Bank of America, N.A.

     "Long Term Period" is defined in Section 2.06 hereof.

     "Long Term Rate" means an interest rate on the Bonds set under Section 2.06 hereof.

     "Mandatory Purchase Date" means (a) each Conversion Date, (b) each day immediately following the end of a Calculation Period, (c) the first day of any Long Term Period, (d) the Interest Payment Date immediately before the Credit Facility Termination Date (which shall be at least one Business Day prior to such Credit Facility Termination Date), (e) the Interest Payment Date concurrent with the effective date of a Substitute Credit Facility, and (f) the first Interest Payment Date following the occurrence of a Determination of Taxability for which the Trustee can give notice pursuant to the provisions of Section 4.01(b) hereof.

     "Maximum Rate" means an interest rate per annum equal to the lesser of the maximum rate permitted by law and 12%. The Maximum Rate may be adjusted, after the date of initial issuance and delivery of the Bonds, provided that (a) such Maximum Rate shall at no time exceed the maximum rate permitted by law, and (b) such adjustment to the Maximum Rate shall not become effective unless and until the Trustee shall receive (i) satisfactory evidence that the stated amount of the Credit Facility (if any) has been adjusted to reflect the adjusted Maximum Rate and (ii) an opinion of Bond Counsel satisfactory to the Trustee to the effect that such adjustment will not adversely affect the exclusion of interest on the Bonds from gross income for Federal income tax purposes.

     "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Credit Provider, by written notice to the Trustee.

     "Outstanding" or "Bonds Outstanding" means all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except:

          (a) Bonds canceled after purchase in the open market or because of payment at, or redemption prior to, maturity;

          (b) Bonds paid or deemed paid pursuant to article viii hereof;

          (c) Bonds in lieu of which others have been authenticated under section 2.12 or section 2.13 hereof; and

          (d) Bonds deemed tendered hereunder and for which another bond has been issued.

     "Owner" means the person or persons in whose name or names a Bond shall be registered on the books of the Issuer kept by the Trustee for that purpose in accordance with provisions of this Indenture.

     "Par" means one hundred percent (100%) of the principal amount of any Bond, or of the aggregate principal amount of the Bonds Outstanding, as the context may require, exclusive of accrued interest.

     "Participant" means one of the entities which is a member of the Securities Depository and deposits securities, directly or indirectly, in the Book-Entry System.

     "Pledge Agreement" means that certain Pledge and Security Agreement dated as of September 1, 2001 by and among the Company, the Credit Provider and the Trustee, and any amendments thereto or restatements thereof.

     "Pledged Bonds" means any Bonds which shall, at the time of determination thereof, be pledged to the Credit Provider pursuant to the Credit Agreement.

     "Project Fund" means the fund created in Section 6.05 hereof.

     "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered pursuant to Section 4.01 or 4.02 hereof, plus, in the case of purchase pursuant to Section 4.02 hereof, accrued and unpaid interest thereon to the date of purchase.

     "Record Date" is defined in the form of the Bonds attached as Exhibit "A" hereto.

     "Remarketing Agent" means the Remarketing Agent acting as such under the Remarketing Agreement. The Remarketing Agent must be a Participant in the Book-Entry System with respect to the Bonds. "Principal Office" of the Remarketing Agent means the principal office of the Remarketing Agent designated in the Remarketing Agreement.

     "Remarketing Agreement" means the Remarketing Agreement dated as of this date between the Company and SunTrust Equitable Securities Corporation, its successors and assigns, and any amendments or supplements thereto, together with any similar agreement entered into between the Company and any successor Remarketing Agent.

     "Reserved Rights" means amounts payable to the Issuer under Sections 4.02(b), 7.02 and 8.04 of the Agreement and the right of the Issuer to receive notices.

     "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust administrative department of the Trustee, including any vice president, any assistant vice president, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Securities Depository" means The Depository Trust Company, New York, New York, or its nominee, and its successors and assigns.

     "State" means the State of Tennessee.

     "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company, with the consent of the Remarketing Agent and the Credit Provider, during any Credit Facility Period, by written notice to the Trustee.

     "Substitute Credit Facility" means a letter of credit, line of credit, insurance policy or other credit facility securing the payment of the principal and Purchase Price of, redemption premium (if any) and interest on the Bonds, delivered to the Trustee in accordance with Section 4.04 of the Agreement.

     "Tender Date" means (a) during any Daily Period, any Business Day and (b) during any Weekly Period, the seventh day (unless such day is not a Business Day, in which case the next succeeding Business Day) following receipt by the Trustee of notice from the Owner that such Owner has elected to tender bonds (as more fully described in Section 4.02 hereof).

     "Trustee" means SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Trustee at the time serving as successor Trustee hereunder. "Principal Office" of the Trustee means the address specified in Section 12.04 hereof or such other address as may be designated in writing to the Remarketing Agent, the Issuer and the Company.

     "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

     "Weekly Period" is defined in Section 2.04 hereof.

     "Weekly Rate" means an interest rate on the Bonds set under Section 2.04 hereof.

     SECTION 1.02 USES OF PHRASES.

     Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond," "Bondholder," "Owner," "registered owner" and "person" shall include the plural as well as the singular number, and the word "person" shall include corporations and associations, including public bodies, as well as persons. Any percentage of Bonds, specified herein for any purpose, is to be figured on the unpaid principal amount thereof then Outstanding. All references herein to specific Sections of the Code refer to such Sections of the Code and all successor or replacement provisions thereto.

                                   ARTICLE II

                                    THE BONDS

     SECTION 2.01 AUTHORIZED AMOUNT OF BONDS.

     The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to $5,000,000.

     SECTION 2.02 ISSUANCE AND TERMS OF BONDS.

          (a) The Bonds shall be designated "$5,000,000 The Industrial Development Board of White County, Tennessee Industrial Development Revenue Bonds (Genlyte Thomas Group, LLC Project) Series 2001." The Bonds shall be in substantially the form of Exhibit "A," which is part of this Indenture, in the denominations provided for in the Bonds.

          (b) The Bonds shall be dated the date of initial authentication and delivery, shall bear interest from such date, and shall mature (subject to prior redemption) on September 1, 2016. The Bonds shall bear interest at the Daily Rate, the Weekly Rate, the

     Commercial Paper Rate or the Long Term Rate, as more fully described in this Article II. Anything herein contained to the contrary notwithstanding, the interest rate shall not exceed the Maximum Rate. The Company may direct a change in the type of Interest Period pursuant to the provisions of
     Section 2.07 hereof. Interest on the Bonds will initially be determined and payable at the Weekly Rate.

          (c) The principal and Purchase Price of and premium, if any, and interest on the Bonds shall be payable as provided for in the Bonds.

     SECTION 2.03 DAILY PERIOD.

          (a) From any Conversion Date after which the Bonds will bear interest at the Daily Rate until the next following Conversion Date (the "Daily Period"), the Bonds shall bear interest at the Daily Rate, as hereinafter described.

          (b) The Daily Rate will be determined by the Remarketing Agent (and the authority to so determine the rate is hereby delegated by the Issuer to the Remarketing Agent) as follows: the interest rate for each day shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on such date. Upon determining the Daily Rate for each date, the Remarketing Agent shall notify the Trustee and the Company of such rate by telephone or such other manner as may be appropriate on the date of such determination, which notice shall be promptly confirmed in writing. Such notice shall be provided by not later than 9:30 A.M. New York City time on each Business Day for that Business Day. The Daily Rate for any non-Business Day will be the rate for the last day on which a rate was set.

          (c) The determination of the Daily Rate (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds. If for any reason the Remarketing Agent shall fail to establish the Daily Rate, the Bonds shall bear interest at the Daily Rate in effect on the last day for which a rate was set.

     SECTION 2.04 WEEKLY PERIOD.

          (a) From the date of issuance of the Bonds until the next following Conversion Date, and from any subsequent Conversion Date after which the Bonds will bear interest at the Weekly Rate until the next following Conversion Date (the "Weekly Period"), the Bonds shall bear interest at the Weekly Rate, as hereinafter described.

          (b) The Weekly Rate will be determined by the Remarketing Agent (and the authority to so determine the rate is hereby delegated by the Issuer to the Remarketing Agent) on each Wednesday for the period beginning on such Wednesday and ending on the following Tuesday, as follows: the interest rate shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on such date. Upon determining the Weekly

     Rate, the Remarketing Agent shall notify the Trustee and the Company of such rate by telephone or such other manner as may be appropriate on the date of such determination, which notice shall be promptly confirmed in writing. Such notice shall be provided by not later than 2:00 P.M. New York City time. If any Wednesday is not a Business Day, then the Weekly Rate shall be established on the next preceding Business Day.

          (c) The determination of the Weekly Rate (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds. If for any reason the Remarketing Agent shall fail to establish the Weekly Rate, the Bonds shall bear interest at the Weekly Rate last in effect.

     SECTION 2.05 COMMERCIAL PAPER PERIOD.

          (a) From any Conversion Date after which the Bonds will bear interest at a Commercial Paper Rate (the "Commercial Paper Period") until the next following Conversion Date, the Bonds will bear interest at the various Commercial Paper Rates for periods of not less than one (1) day and not more than 270 days (each, a "Calculation Period"), as hereinafter described. During any Commercial Paper Period, any Bond may have a different Calculation Period and a different Commercial Paper Rate from any other Bond.

          (b) At or prior to 12:00 noon New York City time on any Conversion Date after which the Bonds will bear interest at the Commercial Paper Rate and the day immediately after the end of such Calculation Period, the Remarketing Agent shall establish Calculation Periods with respect to Bonds for which no Calculation Period is currently in effect. The Remarketing Agent shall, and the Issuer hereby delegates to the Remarketing Agent the authority to, select the Calculation Periods and the applicable Commercial Paper Rates that, together with all other Calculation Periods and related Commercial Paper Rates, in the sole judgment of the Remarketing Agent, will result in the lowest overall borrowing cost on the Bonds or are otherwise in the best financial interests of the Company, as determined in consultation with the Company. Any Calculation Period established hereunder may not extend beyond (i) any Conversion Date, (ii) during any Credit Facility Period, the Business Day next preceding the scheduled Credit Facility Termination Date, or (iii) the day prior to the maturity date of the Bonds.

          (c) On the first day of each Calculation Period, the Remarketing Agent shall, and the Issuer hereby delegates to the Remarketing Agent the authority to, set rates by 12:00 Noon New York City time for the Bonds for such Calculation Period. With respect to each Calculation Period, the interest rate shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on the date of such determination. Upon determining the rate for each Calculation Period, the Remarketing Agent shall notify the Trustee and the Company of such rates and the related Calculation Periods by telephone or such other manner as may be appropriate by not later than 2:00 P.M. New York City time on the date of such determination, which notice shall be promptly confirmed in writing.

          (d) The determination of the Commercial Paper Rates and Calculation Periods (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds. If for any reason the Remarketing Agent shall fail to establish the Commercial Paper Rates or the Calculation Periods for any Bonds during the Commercial Paper Period, or in the event no Calculation Period may be established pursuant to the terms of Section 2.05(b), then the Calculation Period for any such Bond shall be a period of 30 days and the Commercial Paper Rate for such Calculation Period shall be 70% of the interest rate applicable to 91-day United States Treasury bills determined on the basis of the average per annum discount rate at which 91-day United States Treasury bills shall have been sold at the most recent Treasury auction conducted during the preceding 30 days.

     SECTION 2.06 LONG TERM PERIOD.

          (a) From any Conversion Date after which the Bonds will bear interest at a Long Term Rate (the "Long Term Period") until the next following Conversion Date or the maturity date of the Bonds, the Bonds will bear interest at a Long Term Rate, as hereinafter described.

          (b) The Long Term Rate will be determined by the Remarketing Agent and the authority to so determine the Long Term Rate, as follows: the interest rate for each Long Term Period shall be established at a rate equal to the interest rate per annum that, in the sole judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be the minimum interest rate required to sell the Bonds at a price of Par on the date on which the Long Term Period begins. The Long Term Rate shall be determined by the Remarketing Agent not later than the fifth day preceding the commencement of such Long Term Period, and the Remarketing Agent shall notify the Trustee and the Company thereof by telephone or such other manner as may be appropriate by not later than 2:00 P.M. New York City time on such date, which notice shall be promptly confirmed in writing.

          (c) The Issuer hereby delegates to the Company the authority to determine the duration of each Long Term Period. In that connection, the Company shall instruct the Remarketing Agent, not later than the 20th day prior to the commencement of such Long Term Period, to determine the Long Term Rate on the basis of a Long Term Period ending on a specified date that is the last day of any calendar month that is an integral multiple of six (6) calendar months from the beginning of such Long Term Period or the maturity of the Bonds. In the event the Company elects at the end of a Long Term Period to have another Long Term Period applicable to the Bonds, the Company shall notify the Trustee and the Remarketing Agent in writing, not later than the 20th day prior to the commencement of such new Long Term Period, of such an election with respect to the Long Term Period and of the date on which such new Long Term Period shall begin. If the duration of the Long Term Period will change from an interval of 365 days or less to an interval of more than 365 days, or vice versa, then the Company shall furnish to the

     Trustee, with such notification, an opinion of Bond Counsel to the effect that such election of such Long Term Period will not adversely affect the exclusion from gross income for Federal income tax purposes of interest on the Bonds. The delivery by the Company to the Trustee of a letter from Bond Counsel confirming the opinion accompanying the Company notification described above on the first day of such Long Term Period is a condition precedent to the beginning of such Long Term Period. In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, the Bonds shall be deemed to bear interest at the Weekly Rate, which Weekly Rate shall be 70% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced by the Federal Reserve Bank of New York on the day on which the Long Term Rate on the Bonds was to be set.

          (d) The determination of the Long Term Rate (absent manifest error) shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Credit Provider (if any), and the Owners of the Bonds. If for any reason the Remarketing Agent shall fail to establish the Long Term Rate for any Long Term Period, the Bonds shall be deemed to bear interest at the Weekly Rate, which Weekly Rate shall be 70% of the interest rate for 30-day taxable commercial paper (prime paper placed through dealers) announced by the Federal Reserve Bank of New York on the day on which the Long Term Rate on the Bonds was to be set.

     SECTION 2.07 CONVERSION OPTION

          (a) With the written consent of a Credit Provider (if a Credit Facility Period) the Company shall have the option (the "Conversion Option") to direct a change in the type of Interest Period to another type of Interest Period by delivering to the Trustee and the Remarketing Agent written instructions setting forth (i) the Conversion Date, (ii) the new type of Interest Period and (iii) whether such Interest Period will be a Credit Facility Period. If the new Interest Period is a Commercial Paper Period or a Long Term Period and will be a Credit Facility Period, such instructions will be accompanied by a Substitute Credit Facility, or by an amendment to the existing Credit Facility, providing for the payment of such additional interest and redemption premium (if any) on the Bonds as may be required. The sufficiency of any such Substitute Credit Facility, or of any amendment to an existing Credit Facility, shall be conclusively established by receipt of written confirmation, in form and substance satisfactory to the Trustee, from any rating agency providing a rating on the Bonds, or if the Bonds are not then rated, then from the Remarketing Agent. Such instructions shall be delivered at least 20 days prior to the first day of such Interest Period. If the duration of the Interest Period will change from an interval of 365 days or less to an interval of more than 365 days, or vice versa, then with such instructions the Company shall furnish to the Trustee (and the Credit Provider if a Credit Facility Period) an opinion of Bond Counsel to the effect that such change in Interest Period will not adversely affect the exclusion from gross income for Federal income tax purposes of interest on the Bonds. The delivery by the Company to the Trustee of a letter from Bond Counsel confirming the opinion accompanying the Company notification described above on the Conversion Date is a condition precedent to the change in the type of Interest Period. In the event that the Company fails to deliver to the Trustee the letter of Bond Counsel referred to in the preceding sentence, the Bonds shall continue in the Interest Period in place at the time of exercise of the Conversion Option.

          (b) Any change in the type of Interest Period must comply with the following: (i) the Conversion Date must be an Interest Payment Date for the Interest Period then in effect (and, with respect to a Long Term Period, must be the last Interest Payment Date for such Long Term Period) and (ii) no change in Interest Period shall occur after an Event of Default shall have occurred and be continuing.

     SECTION 2.08 EXECUTION; LIMITED OBLIGATIONS.

     The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of the Chairman of the Issuer and the Issuer's corporate seal shall be affixed thereto or printed or otherwise reproduced thereon and attested by the manual or facsimile signature of its Secretary or Treasurer. All authorized facsimile signatures shall have the same force and effect as if manually signed. The Bonds shall not be general obligations of the Issuer but limited and special obligations payable solely from the amounts payable under the Agreement and other amounts specifically pledged therefor under this Indenture, and shall be a valid claim of the respective Owners thereof only against the Trust Estate, which amounts are hereby pledged, assigned and otherwise secured for the equal and ratable payment of the Bonds and shall be used for no other purpose than to pay the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture. No Owner of any Bonds has the right to compel any exercise of taxing power (if any) of the Issuer to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer or a loan of credit thereof within the meaning of any constitutional or statutory provisions.

     SECTION 2.09 AUTHENTICATION.

     No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form set forth in the form of Bond attached hereto as Exhibit "A" shall have been duly executed by the Trustee, and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized signatory of the Trustee but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

     In the event that any Bond is deemed tendered to the Trustee as provided in
Section 4.01 or 4.02 hereof but is not physically so tendered, the Issuer shall execute and the Trustee shall authenticate a new Bond of like denomination of that deemed tendered.

     SECTION 2.10 FORM OF BONDS.

     The Bonds and the certificate of authentication to be endorsed thereon are to be in substantially the form set forth in Exhibit "A" attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture.

     SECTION 2.11 AUTHENTICATION AND DELIVERY OF BONDS.

     Prior to the authentication and delivery by the Trustee of the Bonds, there shall be filed or deposited with the Trustee:

          (a) a copy, certified by the Chairman or Vice Chairman of the Issuer, of all resolutions adopted and proceedings had by the Issuer authorizing the issuance of the Bonds, including the resolution authorizing the execution, delivery and performance of this Indenture and the Agreement;

          (b) the original executed Letter of Credit;

          (c) the opinion of Bond Counsel approving the validity of the Bonds and confirming the exclusion from gross income of interest on the Bonds; and

          (d) a request and authorization to the Trustee on behalf of the Issuer and signed by an authorized officer of the Issuer to authenticate and deliver the Bonds in such specified denominations as permitted herein to purchasers thereof upon payment to the Trustee, but for the account of the Issuer, of a specified sum of money. Upon payment of the proceeds to the Trustee, the Trustee shall deposit the proceeds pursuant to Article VI hereof.

     SECTION 2.12 MUTILATED, LOST, STOLEN OR DESTROYED BONDS.

     In the event any Bond is mutilated, lost, stolen, or destroyed, the Issuer shall execute and the Trustee shall authenticate a new Bond of like date and denomination as that mutilated, lost, stolen or destroyed, provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Issuer or the Trustee, and in the case of any lost, stolen, or destroyed Bond, there first shall be furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with an indemnity satisfactory to them. In the event any such Bond shall have matured, the Trustee, instead of issuing a duplicate Bond, may pay the same without surrender thereof, making such requirements as it deems fit for its protection, including a lost instrument bond. The Issuer and the Trustee may charge the Owner of such Bond with their reasonable fees and expenses for such service. In authenticating a new Bond, the Trustee may conclusively assume that the Issuer is satisfied with the adequacy of the evidence presented concerning the mutilation, loss, theft or destruction of any Bond or with any indemnity furnished in connection therewith if, after notification of the same, the Trustee has not received within two days following such notification written notice from the Issuer to the contrary.

     SECTION 2.13 TRANSFER OF BONDS; PERSONS TREATED AS OWNERS.

     The Trustee shall keep books for the transfer of the Bonds as provided in this Indenture. Upon surrender for transfer of any Bond at the Principal Office of the Trustee, duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or his attorney duly authorized in writing, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds in authorized denominations for a like aggregate principal amount. Subject to the provisions of Section 2.16 hereof relating to the transfer of ownership of Bonds held in the Book-Entry System, any Bond, upon surrender thereof at the Principal Office of the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or its attorney duly authorized in writing, may, at the option of the Owner thereof, be exchanged for an equal aggregate principal amount of Bonds of any denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of such Bond. In each case, the Trustee may require the payment by the Owner of the Bond requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer.

     The Trustee shall not be required to exchange or register a transfer of (a) any Bonds during the fifteen day period next preceding the selection of Bonds to be redeemed and thereafter until the date of the mailing of a notice of redemption of Bonds selected for redemption, or (b) any Bonds selected, called or being called for redemption in whole or in part except, in the case of any Bond to be redeemed in part, the portion thereof not so to be redeemed; provided that the foregoing shall not apply to the registration or transfer of any Bond which has been tendered to the Trustee pursuant to Section 4.02 hereof, and in any such case, for purposes of selection for redemption, the Bond so tendered and the Bond issued to the transferee thereof pursuant to Section 4.04 hereof shall be deemed and treated as the same Bond. If any Bond shall be transferred and delivered pursuant to Section 4.04(a) hereof after such Bond has been (i) called for redemption, (ii) accelerated pursuant to Section 9.02, or (iii) tendered pursuant to Sections 4.01 or 4.02, the Trustee shall deliver to such transferee a copy of the applicable redemption notice, acceleration notice, or tender notice indicating that the Bond delivered to such transferee has previously been called for redemption, acceleration or tender, and such Bonds shall not be delivered by the Trustee to the transferee until the transferee shall acknowledge receipt of such notice in writing.

     Subject to the provisions of Section 2.16 hereof relating to Bonds held in the Book-Entry System, the Trustee and the Issuer may treat the person in whose name a Bond is registered as the absolute Owner thereof for all purposes, and neither the Issuer nor the Trustee shall be bound by any notice or knowledge to the contrary, but such registration may be changed as hereinabove provided. All payments made to the Owner shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

     SECTION 2.14 DESTRUCTION OF BONDS.

     Subject to the provisions of Section 2.16 hereof relating to Bonds held in the Book-Entry System, whenever any Outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Indenture, or for replacement pursuant to Section 2.12 hereof, such Bond shall be promptly cancelled and cremated or otherwise destroyed by the Trustee, and, upon the request of the Company and the Issuer, counterparts of a certificate of destruction evidencing such cremation or other destruction shall be furnished by the Trustee to the Issuer and the Company.

     SECTION 2.15 TEMPORARY BONDS.

     Until Bonds in definitive form are ready for delivery, the Issuer may execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, subject to the provisions, limitations and conditions set forth above, one or more Bonds in temporary form, whether printed, typewritten, lithographed or otherwise produced, substantially in the form of the definitive Bonds, with appropriate omissions, variations and insertions, and in authorized denominations. Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the liens and benefits of this Indenture.

     Upon presentation and surrender of any Bond or Bonds in temporary form, the Issuer shall, at the request of the Trustee, execute and deliver to the Trustee, and the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds in definitive form. Such exchange shall be made by the Trustee without making any charge therefor to the Owner of such Bond in temporary form. Notwithstanding the foregoing, Bonds in definitive form may be issued hereunder in typewritten form.

     SECTION 2.16 BOOK-ENTRY SYSTEM.

     Upon the initial issuance and delivery of the Bonds, the Bonds shall be issued in the name of the Securities Depository or its nominee, as registered owner of the Bonds, and held in the custody of the Securities Depository or its designee. A single certificate (or such number of certificates required by the procedures of the Securities Depository) will be issued and delivered to the Securities Depository (or its designee) for the Bonds, and the Beneficial Owners will not receive physical delivery of Bond certificates except as provided herein. For so long as the Securities Depository shall continue to serve as securities depository for the Bonds as provided herein, all transfers of beneficial ownership interests will be made by book-entry only, and no investor or other party purchasing, selling or otherwise transferring beneficial ownership of Bonds is to receive, hold or deliver any Bond certificate. The Issuer, the Company and the Trustee will recognize the Securities Depository or its nominee as the Owner for all purposes, including notices.

     The Issuer, the Company, the Trustee and the Remarketing Agent may rely conclusively upon (i) a certificate of the Securities Depository as to the identity of the Participants in the Book-Entry System with respect to the Bonds and (ii) a certificate of any such Participant as to the identity of, and the respective principal amount of Bonds beneficially owned by, the Beneficial Owners.

     Whenever, during the term of the Bonds, the beneficial ownership thereof is determined by a Book-Entry System at the Securities Depository, the requirements in this Indenture of holding, delivering or transferring Bonds shall be deemed modified to require the appropriate person to meet the requirements of the Securities Depository as to registering or transferring the book-entry Bonds to produce the same effect. Any provision hereof permitting or requiring delivery of Bonds shall, while the Bonds are in the Book-Entry System, be satisfied by the notation on the books of the Securities Depository in accordance with applicable state law.

     Except as otherwise specifically provided in this Indenture and the Bonds with respect to the rights of Participants and Beneficial Owners, when a Book-Entry System is in effect, the Issuer, the Trustee, the Remarketing Agent and the Company may treat the Securities Depository (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of (i) payment of the principal or Purchase Price of, premium, if any, and interest on the Bonds or portion thereof to be redeemed or purchased, (ii) giving any notice permitted or required to be given to Bondholders under this Indenture, and (iii) the giving of any direction or consent or the making of any request by the Bondholders hereunder, and none of the Issuer, the

Trustee, the Remarketing Agent nor the Company shall be affected by any notice to the contrary. None of the Issuer, the Company, the Trustee or the Remarketing Agent will have any responsibility or obligations to the Securities Depository, any Participant, any Beneficial Owner or any other person which is not shown on the Bond Register, with respect to (i) the accuracy of any records maintained by the Securities Depository or any Participant; (ii) the payment by the Securities Depository or by any Participant of any amount due to any Beneficial Owner in respect of the principal amount or redemption or Purchase Price of, or interest on, any Bonds; (iii) the delivery of any notice by the Securities Depository or any Participant; (iv) the selection of the Participants or the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (v) any consent given or any other action taken by the Securities Depository or any Participant. The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of a nominee of the Securities Depository only to or "upon the order of" the Securities Depository (as that term is used in the Uniform Commercial Code as adopted in Tennessee), and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid.

     The Book-Entry System may be discontinued by the Trustee and the Issuer, at the direction and expense of the Company, and the Issuer and the Trustee will cause the delivery of Bond certificates to such Beneficial Owners of the Bonds and registered in the names of such Beneficial Owners as shall be specified to the Trustee by the Securities Depository in writing, under the following circumstances:

          (a) The Securities Depository determines to discontinue providing its service with respect to the Bonds and no successor Securities Depository is appointed as described above. Such a determination may be made at any time by giving 30 days' notice to the Issuer, the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law.

          (b) The Company determines not to continue the Book-Entry System through a Securities Depository.

     In the event the Book-Entry System is discontinued, the Trustee shall mail a notice to the Securities Depository for distribution to the Beneficial Owners stating that the Securities Depository will no longer serve as securities depository, the procedures for obtaining Bonds and the provisions of this Indenture which govern the Bonds, including, but not limited to, provisions regarding authorized denominations, transfer and exchange, principal and interest payment and other related matters.

     When the Book-Entry System is not in effect, all references herein to the Securities Depository shall be of no further force or effect and the Trustee shall, at the expense of the Company, issue Bonds directly to the Beneficial Owners.

     The Trustee reserves the right to initially issue the Bonds directly to the Beneficial Owners of the Bonds if the Trustee receives an opinion of Bond Counsel that determines that use of the Book-Entry System would cause the interest on the Bonds to be included in gross income of the Owners for federal income tax purposes.

                                   ARTICLE III

                       REDEMPTION OF BONDS BEFORE MATURITY

     SECTION 3.01 EXTRAORDINARY REDEMPTION.

     During any Long Term Period, the Bonds are subject to redemption in whole by the Issuer, at the option of the Company, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date, in the event all or substantially all of the Project shall have been damaged or destroyed, or there occurs the condemnation of all or substantially all of the Project or the taking by eminent domain of such use or control of the Project as to render it, in the judgment of the Company, unsatisfactory for its intended use for a period of time longer than one year.

     SECTION 3.02 OPTIONAL REDEMPTION BY THE COMPANY.

     During any Daily Period or Weekly Period, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or in part on any Interest Payment Date, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine (except as otherwise provided in Section 3.06 hereof), at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date.

     On any Conversion Date or on the day following the end of the Calculation Period if such day is the end of the Calculation Period for all Bonds, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole or in part, less than all of such Bonds to be selected by lot or in such manner as the Trustee shall determine (except as otherwise provided in Section 3.06 hereof), at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date.

     During any Long Term Period, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Interest Payment Date, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine (except as otherwise provided in Section 3.06 hereof), at the redemption prices (expressed as percentages of principal amount) set forth in the following table plus accrued interest to the redemption date:

          REDEMPTION DATES                                                REDEMPTION PRICES
First Optional Redemption Date through
the last day of the twelfth calendar month
following such First Optional Redemption Date                                   102%

First anniversary of the First Optional
Redemption Date through the last day of the
twelfth calendar month following such first anniversary                         101%

Second anniversary of the First Optional
Redemption Date and thereafter                                                  100%

     SECTION 3.03 NOTICE OF REDEMPTION.

          (a) Notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least 30 days but not more than 60 days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided in this Section 3.03 shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

          Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for redemption as to any Owner to whom proper notice is mailed. Notwithstanding the foregoing provisions of this Section 3.03, delivery by the Trustee of a copy of a redemption notice to a transferee of a Bond which has been called for redemption, pursuant to the requirements of Section 2.12 hereof, shall be deemed to satisfy the requirements of the first sentence of this Section
     3.03 with respect to any such transferee.

          (b) In addition to the foregoing notice, further notice shall be given by the Trustee as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is given as prescribed in (a) above. Each further notice of redemption given hereunder shall contain the information required in (a) above for an official notice of redemption plus (i) the CUSIP numbers of all Bonds being redeemed; (ii) the date of issue of the Bonds as originally issued; (iii) the rate of interest borne by each Bond being redeemed; (iv) the maturity date of each Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed. Each further notice of redemption shall be sent at least 30 days before the redemption date by registered or certified mail, or overnight delivery service, to all of the following registered securities depositories then in the business of holding substantial amounts of bonds of the type comprising the Bonds (such depositories now being The Depository Trust Company of New York, New York; Midwest Securities Trust Company of Chicago, Illinois; and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania) and to one or more national information services that disseminate notices of redemption of bonds such as the Bonds (such as Financial Information Inc.'s Financial Daily Called Bond Service, Interactive Data Corporation's Bond Service, Kenny Information Service's Called Bond Service, Moody's Investors Service's Municipal and Government and Standard & Poor's Called Bond Record). Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

     SECTION 3.04 REDEMPTION PAYMENTS.

     Pursuant to Section 6.12 hereof, during any Credit Facility Period, the Trustee is authorized and directed to draw upon the Credit Facility in order to provide for the payment of the redemption price of the Bonds called for redemption, and is hereby authorized and directed to apply such funds to the payment of the principal of the Bonds or portions thereof called, together with accrued interest thereon to the redemption date. In the event the Bonds called for redemption are not secured by a Credit Facility, then if on or prior to the date fixed for redemption, sufficient moneys shall be on deposit with the Trustee to pay the redemption price of the Bonds called for redemption, the Trustee is hereby authorized and directed to apply such funds to the payment of the principal of the Bonds or portions thereof called, together with accrued interest thereon to the redemption date and any required premium. Upon the giving of notice and the deposit of moneys for redemption at the required times on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof thus called shall no longer accrue after the date fixed for redemption.

     SECTION 3.05 CANCELLATION.

     All Bonds which have been redeemed shall not be reissued but shall be canceled and cremated or otherwise destroyed by the Trustee in accordance with
Section 2.14 hereof.

     SECTION 3.06 PARTIAL REDEMPTION OF BONDS.

          (a) Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

          (b) During any Daily Period, Weekly Period or Commercial Paper Period, during which the authorized denominations are $100,000 or integral multiples of $5,000 in excess thereof, in the event a Bond is of a denomination larger than $100,000, a portion of such Bond may be redeemed, but Bonds shall be redeemed only in an amount that causes the unredeemed portion to be in the principal amount of $100,000 or any integral multiple of $5,000 in excess thereof.

          (c) During any Long Term Period, in case a Bond is of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed, but Bonds shall be redeemed only in the principal amount of $5,000 or any integral multiple thereof.

          (d) Notwithstanding anything to the contrary contained in this Indenture, whenever the Bonds which are not held in a Book-Entry System are to be redeemed in part, such Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds. If the aggregate principal amount of Bonds to be redeemed exceeds the aggregate principal amount of Pledged Bonds at the time of selection, the Trustee may select for redemption Bonds in an aggregate principal amount equal to such excess by lot or in such other manner as the Trustee may determine.

                                   ARTICLE IV

                 MANDATORY PURCHASE DATE; DEMAND PURCHASE OPTION

     SECTION 4.01 MANDATORY PURCHASE OF BONDS ON MANDATORY PURCHASE DATE.

          (a) The Bonds shall be subject to mandatory tender by the Owners thereof for purchase on each Mandatory Purchase Date.

          (b) Except when the Bonds are subject to mandatory tender on a day immediately following the end of a Calculation Period, the Trustee shall deliver or mail by first class mail a notice in substantially the form of Exhibit "B" attached hereto at least fifteen days prior to the Mandatory Purchase Date to the Owners of the Bonds at the address shown on the registration books of the Issuer. When the Bonds are subject to mandatory tender on the day immediately following the end of a Calculation Period, the Trustee is not required to deliver or mail any notice to the Owners of the Bonds. Any notice given by the Trustee as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Failure to mail any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for purchase as to any Owner to whom proper notice is mailed. The Trustee shall provide the Company (and any Credit Provider) with a copy of any notice delivered to the Owners of the Bonds pursuant to this Section 4.01.

          (c) Owners of Bonds shall be required to tender their Bonds to the Trustee for purchase at the Purchase Price, no later than 10:30 A.M. New York City time on the Mandatory Purchase Date, and any such Bonds not so tendered by such time on the Mandatory Purchase Date ("Untendered Bonds") shall be deemed to have been purchased pursuant to this Section 4.01. In the event of a failure by an Owner of Bonds to tender its Bonds on or prior to the Mandatory Purchase Date, said Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Mandatory Purchase Date) other than the Purchase Price for such Untendered Bonds, and any Untendered Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the Purchase Price therefor.

     SECTION 4.02 DEMAND PURCHASE OPTION.

     Any Bond bearing interest at the Daily Rate or the Weekly Rate shall be purchased from the Owners thereof on any Tender Date at the Purchase Price, as provided below:

          (a) While the Book-Entry System is not in effect:

               (i) delivery to the Trustee at its Principal Office and to the Remarketing Agent at its Principal Office of a written notice (said notice to be irrevocable and effective upon receipt) which (1) states the aggregate principal amount and Bond numbers of the Bonds to be purchased; and (2) states the date on which such Bonds are to be purchased; and

               (ii) delivery to the Trustee at its Delivery Office at or prior to 10:30 A.M. New York City time on the date designated for purchase in the notice described in (i) above of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

          (b) While the Book-Entry System is in effect, the ownership interest of any Beneficial Owner of a Bond or portion thereof in an authorized denomination shall be purchased at the Purchase Price if such Beneficial Owner causes the Participant through whom such Beneficial Owner holds such Bonds to (i) deliver to the Trustee at its Principal Office and to the Remarketing Agent at its Principal Office a notice which (1) states the aggregate amount of the beneficial ownership interest to be purchased, and
     (2) states the date on which such beneficial interest is to be purchased; and (ii) on the same date as delivery of the notice referred to in (i) above, deliver a notice to the Securities Depository irrevocably instructing it to transfer on the registration books of the Securities Depository the beneficial ownership interests in such Bond or portion thereof to the account of the Trustee, for settlement on the purchase date on a "free delivery" basis with a copy of such notice delivered to the Trustee on the same date.

          (c) With respect to Bonds bearing interest at the Daily Rate, the written notices described in Section 4.02(a) or (b), above, shall be delivered not later than 10:30 A.M., New York City time on the Tender Date and, if the Book-Entry System is not in effect, shall be accompanied by the Bonds referenced in such notices.

     SECTION 4.03 FUNDS FOR PURCHASE OF BONDS.

     On the date Bonds are to be purchased pursuant to Sections 4.01 or 4.02 hereof, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of Section 6.12(c) hereof, funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

          (a) the proceeds of the sale of such Bonds which have been remarketed by the Remarketing Agent and which proceeds are on deposit with the Trustee prior to 12:00 Noon New York City time on the Tender Date but, during any Credit Facility Period, only if such Bonds were purchased by an entity other than the Company or the Issuer, or any affiliate of the foregoing;

          (b) moneys drawn by the Trustee under the Credit Facility, during any Credit Facility Period, pursuant to Section 6.12 hereof; and

          (c) any other moneys furnished to the Trustee and available for such purpose.

     SECTION 4.04 DELIVERY OF PURCHASED BONDS.

          (a) Bonds purchased with moneys described in Section 4.03(a) hereof shall be delivered by the Trustee, at its Delivery Office, to or upon the order of the purchasers thereof and beneficial interests so purchased shall be registered on the books of the Securities Depository in the name of the Participant through whom the new Beneficial Owner has purchased such beneficial interest; provided, however, that during any Credit

     Facility Period, the Trustee shall not deliver any Bonds and there shall not be registered any beneficial ownership as with respect to Bonds as described in this paragraph with respect to Bonds which were Pledged Bonds until the Credit Provider has confirmed that the Credit Facility has been reinstated in full.

          (b) Bonds purchased with moneys described in Section 4.03(b) hereof shall be delivered by the Trustee to or upon the order of the Credit Provider and shall, if requested by the Credit Provider, be marked with a legend indicating that they are Pledged Bonds.

          (c) Bonds purchased with moneys described in Section 4.03(c) hereof shall, at the direction of the Company, (i) be delivered as instructed by the Company, or (ii) be delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

          (d) While the Book-Entry System is in effect with respect to the Bonds, delivery of Bonds for purchase shall be deemed to have occurred upon transfer of ownership interests therein to the account of the Trustee on the books of the Securities Depository.

          (e) While the Book-Entry System is in effect, payment of the Purchase Price of beneficial ownership interests tendered pursuant to Section 4.02(b) hereof shall be made by payment to the Participant from whom the notice of tender is received from the sources provided herein for the purchase of Bonds. The Trustee shall hold beneficial ownership interests of Bonds delivered to it pursuant to Section 4.02(b) hereof pending settlement in trust for the benefit of the Participant from whom the beneficial interests in the Bonds are received.

     Except as provided above, Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

     SECTION 4.05 DELIVERY OF PROCEEDS OF SALE OF PURCHASED BONDS.

     Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds delivered to the Trustee pursuant to Section 4.01 or 4.02 hereof, to the extent not required to pay the Purchase Price thereof in accordance with Section 4.03 hereof, shall be paid to or upon the order of the Credit Provider, to the extent required to satisfy the obligations of the Company under the Credit Agreement, and the balance, if any, shall be paid to or upon the order of the Company.

     SECTION 4.06 DUTIES OF TRUSTEE WITH RESPECT TO PURCHASE OF BONDS.

          (a) The Trustee shall hold all Bonds delivered to it pursuant to
     Section 4.01 or 4.02 hereof in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Owners of Bonds;

          (b) The Trustee shall hold all moneys delivered to it pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity, and after such delivery, in trust for the benefit of the person or entity who have not tendered or received payment for their Bonds;

          (c) The Trustee shall deliver to the Company, the Remarketing Agent and, during any Credit Facility Period, the Credit Provider, a copy of each notice delivered to it in accordance with Section 4.02 hereof and, immediately upon the delivery to it of Bonds in accordance with said
     Section 4.02, give telephonic or telegraphic notice to the Company, the Remarketing Agent and the Credit Provider, during any Credit Facility Period, specifying the principal amount of the Bonds so delivered; and

          (d) During any Credit Facility Period, the Trustee shall draw moneys under the Credit Facility as provided in Section 6.12 hereof to the extent required to provide for timely payment of the Purchase Price of Bonds in accordance with the provisions of Section 4.03 hereof.

     SECTION 4.07 REMARKETING OF BONDS.

     The Remarketing Agent shall remarket, in accordance with the terms of the Remarking Agreement, Bonds or beneficial interests tendered pursuant to the terms of Sections 4.01 and 4.02 hereof at a price equal to the principal amount thereof plus accrued interest thereon from the last previous Interest Payment Date upon which interest has been paid to the date of such remarketing. The Trustee shall not authenticate and release Bonds or beneficial interests in Bonds prior to 12:00 Noon New York City time on the date of any remarketing.

     Section 4.08 Purchase by Credit Provider in Lieu of Redemption or Acceleration.

     Notwithstanding any provisions herein to the contrary, upon any draw upon the Credit Facility which would cause the Bonds to be called for redemption or to be paid, the Credit Provider shall have the option to purchase such Bonds in lieu of such redemption or payment, such purchase to occur on the date otherwise scheduled for such redemption or payment, at a purchase price equal to 100% of the principal amount of the Bonds, plus accrued interest and premium, if any, to the purchase date.

                                    ARTICLE V

                                GENERAL COVENANTS

     SECTION 5.01 PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

     The Issuer covenants that it will promptly pay or cause to be paid the principal of, premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates, and in the manner provided herein and in said Bonds according to the true intent and meaning thereof, but solely from the amounts pledged therefor which are from time to time held by the Trustee in the various accounts of the Bond Fund. The principal of, premium, if any, and interest on the Bonds are payable from the amounts to be paid under the Agreement and otherwise as provided herein and in the Agreement, which amounts are hereby specifically pledged to the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or in this Indenture shall be construed as pledging any other funds or assets of the Issuer.

     Neither the Issuer, the State, nor any political subdivision of the State shall in any event be liable for the payment of the principal of, premium, if any, or interest on any of the Bonds or for the performance of any pledge, obligation or agreement undertaken by the Issuer except to the extent that the moneys pledged herein are sufficient therefor. No Owner of any Bonds has the right to compel any exercise of taxing power of the State or any political subdivision thereof to pay the Bonds or the interest thereon, and the Bonds do not constitute an indebtedness of the Issuer, the State or any political subdivision of the State, or a loan of credit of any of the foregoing within the meaning of any constitutional or statutory provision.

     SECTION 5.02 PERFORMANCE OF COVENANTS.

     The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture and in the Agreement, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining hereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to execute this Indenture, to assign the Agreement, and to pledge the amounts to be paid under the Agreement and other amounts hereby pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable limited obligations of the Issuer according to the terms thereof and hereof.

     SECTION 5.03 INSTRUMENTS OF FURTHER ASSURANCE.

     The Issuer will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the amounts pledged hereby to the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer, except as herein and in the Agreement provided, will not sell, convey, mortgage, encumber or otherwise dispose of any part of the amounts, revenues and receipts payable under the Agreement or its rights under the Agreement.

     SECTION 5.04 RECORDING AND FILING.

     The Company has agreed pursuant to the Agreement that it will cause all financing statements related to this Indenture and all supplements hereto and all continuations thereof to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of the Owners of the Bonds and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by this Indenture.

     SECTION 5.05 INSPECTION OF BOOKS.

     All books and records, if any, in the Issuer's possession relating to the Project and the amounts derived from the Project shall at all reasonable times be open to inspection by such accountants or other agents as the Trustee may from time to time designate.

     SECTION 5.06 LIST OF OWNERS OF BONDS.

     The Trustee will keep on file a list of names and addresses of the Owners of all Bonds as from time to time registered on the registration books maintained by the Trustee, together with the principal amount and numbers of such Bonds owned by each such Owner. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied for any purpose by the Company or by the Owners (or a designated representative thereof) of fifteen percent (15%) or more in aggregate principal amount of Outstanding Bonds, such possession or ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.

     SECTION 5.07 RIGHTS UNDER AGREEMENT.

     The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the Agreement for a detailed statement of said covenants and obligations of the Company thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer (other than Reserved Rights) and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Owners of Bonds, whether or not the Issuer is in default hereunder.

     SECTION 5.08 ISSUER'S ELECTION TO ISSUE BONDS PURSUANT TO
SECTION 144(a)(4).

     The Issuer hereby elects to have the $10,000,000 limitation set forth in
Section 144(a)(4) of the Code apply to the Bonds and agrees to take all actions necessary to assure compliance with the provisions of said Section.

     SECTION 5.09 UNDERTAKING TO PROVIDE ONGOING DISCLOSURE.

     If the Conversion Option to elect a Long Term Period or a Commercial Paper Period is elected, the Company has undertaken to provide ongoing disclosure for the benefit of the Bondholders pursuant to Section (b)(5)(i) of Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (17 CFR Part 240 Section. 240.15C2-12) in Section 6.06 of the Agreement, which undertaking is hereby assigned bY the Issuer to the Trustee for the benefit of the Owners. Such assignment is a present absolute assignment and not the assignment of a security interest. Section 6.06 of the Agreement shall be enforceable by any Owner and the Trustee.

     SECTION 5.10 NOTICE OF CONTROL.

     The Trustee agrees to provide written notice to the Bondholders promptly following receipt of any notice from the Company pursuant to Section 6.07 of the Agreement.

                                   ARTICLE VI

                               REVENUES AND FUNDS

     SECTION 6.01 CREATION OF THE BOND FUND.

     There is hereby created and established with the Trustee a trust fund to be designated "The Industrial Development Board of White County, Tennessee - Bond Fund, Genlyte Thomas Group, LLC Project," which shall be used to pay when due the principal and Purchase Price of, premium, if any, and interest on the Bonds. Within the Bond Fund there is hereby created and established certain trust accounts, to be designated the "General Account," the "Credit Facility Account," and the "Remarketing Account." Moneys drawn under the Credit Facility (if any) shall be deposited in the Credit Facility Account and shall be held separate and apart from moneys derived from any other source. Moneys received from the Remarketing Agent shall be deposited in the Remarketing Account and shall be held separate and apart from moneys derived from any other source. Unless otherwise specified, all moneys received by the Trustee for deposit into the Bond Fund shall be credited to the General Account. Any reference herein to the "Bond Fund" without further qualification or explanation shall, unless the context indicates otherwise, constitute a reference to the General Account.

     SECTION 6.02 PAYMENTS INTO THE BOND FUND.

     There shall be deposited into the Bond Fund from time to time the following:

          (a) in the Credit Facility Account, moneys drawn under the Credit Facility (during any Credit Facility Period);

          (b) in the Remarketing Account, moneys received by the Trustee from the proceeds of the remarketing of the Bonds; and

          (c) in the General Account, all other moneys received by the Trustee under and pursuant to any of the provisions hereof or of the Agreement which are required to be or which are accompanied by directions that such moneys are to be paid into the Bond Fund.

     SECTION 6.03 USE OF MONEYS IN THE BOND FUND.

     Except as provided in Sections 4.03, 4.05, 4.06 and 6.11 hereof, moneys in the various accounts of the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds and for the redemption of the Bonds prior to maturity. Subject to the provisions of Section
6.12 hereof, funds for such payments of the principal of and premium, if any, and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

          (a) moneys drawn by the Trustee under the Credit Facility during any Credit Facility Period;

          (b) moneys deposited into the Remarketing Account of the Bond Fund pursuant to Section 4.05 hereof, representing the accrued interest paid by the purchaser of Pledged Bonds; and

          (c) any other moneys furnished to the Trustee and available for such purpose.

     SECTION 6.04 PAYMENT OF BONDS WITH PROCEEDS OF REFUNDING BONDS.

     The principal of and interest on the Bonds may be paid from the proceeds of the sale of refunding obligations if, in the opinion of nationally recognized counsel experienced in bankruptcy matters, which opinion shall be satisfactory to the rating agency (if any) then providing the rating borne by the Bonds, the application of such refunding proceeds will not constitute a voidable preference in the event of the occurrence of an Act of Bankruptcy.

     SECTION 6.05 PROJECT FUND.

     There is hereby created and established with the Trustee a trust fund to be designated "The Industrial Development Board of White County, Tennessee - Project Fund, Genlyte Thomas Group, LLC Project," which shall be expended in accordance with the provisions of the Agreement.

     SECTION 6.06 PAYMENTS INTO THE PROJECT FUND; DISBURSEMENTS.

     The net proceeds of the issuance and delivery of the Bonds shall be deposited in the Project Fund and shall not be commingled with any other funds. The Trustee is hereby authorized and directed to make each disbursement from the Project Fund required by the provisions of the Agreement. The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, including records of all Requisitions made pursuant to the Agreement, and after the Project has been completed and a completion certificate has been filed as provided in Section 6.08 hereof, the Trustee shall, upon request of the Company, file an accounting thereof with the Issuer and the Company.

     SECTION 6.07 USE OF MONEY IN THE PROJECT FUND UPON DEFAULT.

     If the principal of the Bonds shall have become due and payable pursuant to
Article IX hereof, any balance remaining in the Project Fund shall without further authorization be transferred into the General Account of the Bond Fund.

     SECTION 6.08 COMPLETION OF THE PROJECT.

     The completion of the Project and payment or provision for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of the completion certificate required by the Agreement. As soon as practicable and in any event not more than sixty (60) days from the date of the certificate referred to in the preceding sentence, any balance remaining in the Project Fund (except amounts the Company shall have directed the Trustee to retain for any Cost of the Project not then due and payable) shall without further authorization be transferred into the General Account of the Bond Fund and thereafter applied in the manner provided in the Agreement; provided, that during any Credit Facility Period, in the event that a portion of the

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Bonds is to be redeemed with any balance remaining in the Project Fund and transferred to the General Account of the Bond Fund, the Trustee is authorized and directed to draw upon the Credit Facility to the extent of the redemption price of the Bonds so called for redemption, and promptly thereafter to transfer any amounts on deposit in the General Account of the Bond Fund to the Credit Provider, to the extent necessary to reimburse the Credit Provider for such drawing upon the Credit Facility.

     SECTION 6.09 NONPRESENTMENT OF BONDS.

     In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, or at the date fixed for redemption thereof, or otherwise, if moneys sufficient to pay any such Bond shall have been deposited with the Trustee for the benefit of the Owner thereof, all liability of the Issuer to the Owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds, uninvested or invested in Government Obligations maturing overnight, but in any event without liability for interest thereon, for the benefit of the Owner of such Bond which shall thereafter be restricted exclusively to such funds for any claim of whatever nature on its part under this Indenture with respect to such Bond.

     Subject to the provisions of Section 6.11 hereof, any moneys so deposited with and held by the Trustee not so applied to the payment of Bonds within two
(2) years after the date on which the same shall have become due shall be repaid by the Trustee to the Company upon written direction of a Company Representative (with a copy of such written direction to the Credit Provider, if any), and thereafter Owners of Bonds shall be entitled to look only to the Company for payment, and then to the extent of the amount so repaid, and all liability of the Trustee with respect to such money shall thereupon cease, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

     SECTION 6.10 MONEYS TO BE HELD IN TRUST.

     All moneys required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Agreement shall be held by the Trustee in trust, and shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby, except as otherwise specifically provided herein.

     SECTION 6.11 REPAYMENT TO THE CREDIT PROVIDER AND THE COMPANY FROM THE BOND FUND OR THE PROJECT Fund.

     Any amounts remaining in any account of the Bond Fund, the Project Fund, or any other fund or account created hereunder (other than the Rebate Fund) after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder, shall be paid immediately to the Credit Provider to the extent of any indebtedness of the Company to the Credit Provider under the Credit Agreement, and, after repayment of all such indebtedness, to the Company. Moneys remaining in the Rebate Fund after all payments to the United States of America required by the terms of Section 6.13 hereof shall also be applied as provided in the foregoing sentence. In

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making any payment to the Credit Provider under this Section, the Trustee may rely conclusively upon a written statement provided by the Credit Provider as to the amount payable to the Credit Provider under the Credit Agreement.

     SECTION 6.12 CREDIT FACILITY.

          (a) During any Credit Facility Period, the Trustee shall timely draw moneys under the Credit Facility in accordance with the terms thereof (i) to pay when due (whether by reason of maturity, the occurrence of an Interest Payment Date, redemption, acceleration or otherwise) the principal of, premium, if any, and interest on the Bonds, and (ii) to the extent moneys described in Section 4.03(a) hereof are not available therefor prior to 12:00 Noon New York City time on the Tender Date, to pay when due the Purchase Price of Bonds.

          (b) In the event of a drawing under the Credit Facility to pay the Purchase Price of Bonds upon a Mandatory Purchase Date relating to the issuance and delivery of a Substitute Credit Facility, the Trustee shall draw moneys under the Credit Facility in effect on and prior to such Mandatory Purchase Date and shall not draw upon the Substitute Credit Facility that will become effective on or after such Mandatory Purchase Date.

          (c) Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a) hereof, (i) in computing the amount to be drawn under the Credit Facility on account of the payment of the principal or Purchase Price of, or premium, if any, or interest on the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which a Responsible Officer knows are Pledged Bonds on the date such payment is due, and (ii) amounts drawn by the Trustee under the Credit Facility shall not be applied to the payment of the principal or Purchase Price of, or premium, if any, or interest on, any Bonds which a Responsible Officer knows are Pledged Bonds on the date such payment is due.

     SECTION 6.13 CREATION OF REBATE FUND; DUTIES OF TRUSTEE; AMOUNTS HELD IN REBATE FUND.

          (d) There is hereby created and established with the Trustee a trust fund to be held in trust to be designated "The Industrial Development Board of White County, Tennessee Rebate Fund -- Genlyte Thomas Group, LLC Project."

          (e) The Trustee shall make information regarding the Bonds and the investments hereunder available to the Company upon request, shall make deposits to and disbursements from the Rebate Fund in accordance with the directions received from the Company or a designated representative of the Company, shall invest moneys in the Rebate Fund pursuant to said directions and shall deposit income from such investments pursuant to said directions, and shall make payments to the United States of America in accordance with directions received from the Company.

          (f) Notwithstanding any provision of this Indenture to the contrary, the Trustee shall not be liable or responsible for any calculation or determination which may

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     be required in connection with or for the purpose of complying with
     Section 148 of the Code or any applicable Treasury regulation (the "Arbitrage Rules"), including, without limitation, the calculation of amounts required to be paid to the United States under the provisions of the Arbitrage Rules, the maximum amount which may be invested in "nonpurpose obligations" as defined in the Code and the fair market value of any investment made hereunder, it being understood and agreed that the sole obligation of the Trustee with respect to investments of funds hereunder shall be to invest the moneys received by the Trustee pursuant to the instructions of the Company Representative given in accordance with
     Article VII hereof. The Trustee shall have no responsibility for determining whether or not the investments made pursuant to the direction of the Company Representative or any of the instructions received by the Trustee under this Section 6.13 comply with the requirements of the Arbitrage Rules and shall have no responsibility for monitoring the obligations of the Company or the Issuer for compliance with the provisions of the Indenture with respect to the Arbitrage Rules.

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                                   ARTICLE VII

                              INVESTMENT OF MONEYS

     SECTION 7.01 INVESTMENT OF MONEYS.

          (a) Any moneys held as a part of the Project Fund or any fund other than the Bond Fund or the Rebate Fund shall be invested or reinvested by the Trustee, to the extent permitted by law, at the written request of and as directed by a Company Representative, in any of the following qualified investments:

               (i) Bonds or obligations of counties, municipal corporations, school districts, political subdivisions, authorities, or bodies of the State;

               (ii) Bonds or other obligations of the United States or of subsidiary corporations of the United States Government which are fully guaranteed by such government;

               (iii) Obligations of agencies of the United States Government issued by the Federal Land Bank, the Federal Home Loan Bank, the Federal Intermediate Credit Bank, and the Central Bank for Cooperatives;

               (iv) Bonds or other obligations issued by any Public Housing Agency or Municipal Corporation in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States Government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States Government;

               (v) Certificates of deposit of national or state banks located within the state which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of federal savings and loan associations and state building and loan associations located within this state which have deposits insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, including the certificates of deposit of any bank, savings and loan association, or building and loan association acting as depositary, custodian, or trustee for any such bond proceeds. The portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, if any, shall be secured by deposit, with the Federal Reserve Bank, or with any national or state bank or federal savings and loan association or state building and loan or savings and loan association located within this state, of one or more the following securities in an aggregate principal amount equal at least to the amount of such excess; direct and general obligations of this state or of any county or municipal corporation in this state, obligations of the United States or subsidiary corporations included in paragraph (ii) hereof, obligations of the agencies of the United States Government included in paragraph (iii) hereof, or bonds, obligations, or project notes of public housing agencies, urban renewal agencies, or municipalities included in paragraph (iv) hereof;

               (vi) Repurchase agreements with respect to obligations included in (i), (ii), (iii), (iv) or (v) above and any other investments to the extent at the time permitted by then applicable law for the investment of public funds; and

               (vii) Securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an affiliate thereof so long as:

                    (A) the portfolio of such investment company or investment trust or common trust fund is limited to the obligations referenced in paragraph (ii) hereof and repurchase agreements fully collateralized by any such obligations;

                    (B) such investment company or investment trust or common
               trust fund takes delivery of such collateral either directly or through an authorized custodian;

                    (C) such investment company or investment trust or common
               trust fund is managed so as to maintain its shares at a constant net asset value; and

                    (D) securities of or other interests in such investment
               company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within this State.

               (viii) Sweep accounts maintained by the Trustee which consist of investments permitted by (i) through (vii) or secured by such investments.

          (b) Any moneys held as a part of any account of the Bond Fund or the Rebate Fund shall be invested or reinvested by the Trustee, at the direction of the Company, in Government Obligations with such maturities as shall be required in order to assure full and timely payment of amounts required to be paid from the Bond Fund or the Rebate Fund, which maturities shall (in the case of the Bond Fund), in any event, extend no more than thirty (30) days from the date of acquisition thereof; provided, that any moneys held pursuant to the provisions of Section 6.09 either shall be held uninvested or shall be invested in Government Obligations maturing on the next Business Day.

          (c) The Trustee may make any and all such investments through its own bond or investment department or the bond or investment department of any bank or trust company under common control with the Trustee. All such investments shall at all times be a part of the fund or account from which the moneys used to acquire such investments shall have come and all income and profits on such investments shall be credited to, and losses thereon shall be charged against, such fund. All investments hereunder shall be registered in the name of the Trustee, as Trustee under the Indenture. All investments hereunder shall be held by or under the control of the Trustee. The Trustee shall sell and reduce to cash a sufficient amount of investments of funds in any account of the Bond Fund whenever the cash balance in such account of the Bond Fund is insufficient, together with any other funds available therefor, to pay the principal or Purchase Price of, premium, if any, and interest on the Bonds when due. The Trustee shall not be responsible for any reduction of the value of any investments made in accordance with the directions of the Company or a Company Representative or any losses incurred in the sale of such investments.

          (d) The Issuer covenants and certifies to and for the benefit of the Owners of the Bonds from time to time Outstanding that so long as any of the Bonds remain Outstanding, the Issuer shall not direct that moneys on deposit in any fund or account in connection with the Bonds (whether or not such moneys were derived from the proceeds of the sale of the Bonds or from any other sources), be used in a manner which will cause the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code. Pursuant to such covenants, the Issuer obligates itself to comply throughout the term of the Bonds with any request of the Company regarding the requirements of Section 148 of the Code, and any regulations promulgated thereunder.

          (e) Unless an opinion is rendered by Bond Counsel to the effect that the following actions are not required in order to maintain the exclusion of the interest on the Bonds from gross income for federal income tax purposes, the Issuer hereby covenants that it will make payments as directed by the Company (but only from moneys provided to the Issuer by or on behalf of the Company for such purposes), if any, required to be made to the United States pursuant to the Code in order to establish or maintain the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

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                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

     SECTION 8.01 DISCHARGE OF INDENTURE.

     If the Issuer shall pay or cause to be paid, in accordance with the provisions of this Indenture, to the Owners of the Bonds, the principal of, premium, if any, and interest due or to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall not then be in default in any of the other covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part and if the Issuer shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to release the lien hereof and reconvey, release, assign and deliver unto the Issuer any and all of the estate, right, title and interest in and to any and all rights or property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except (i) amounts in any account of the Bond Fund or Project Fund required to be paid to the Credit Provider or the Company under Section 4.05 or 6.11 hereof, (ii) cash held by the Trustee for the payment of the principal or Purchase Price of, premium, if any, or interest on particular Bonds and (iii) amounts in the Rebate Fund required to be paid to the United States.

     SECTION 8.02 DEFEASANCE OF BONDS.

     The following provisions of this Section 8.02 shall apply only during a Long Term Period.

     Any Bond shall be deemed to be paid within the meaning of this Article and for all purposes of this Indenture when (a) payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (1) moneys sufficient to make such payment or (2) Government Obligations maturing as to principal and interest in such amounts and at such times as will insure, without further investment or reinvestment thereof, in the opinion of an independent certified public accounting firm of national reputation (a copy of which opinion shall be furnished to the rating agency then providing the rating borne by the Bonds), the availability of sufficient moneys to make such payment, (b) all necessary and proper fees, compensation and expenses of the Trustee and the Issuer pertaining to the Bonds with respect to which such deposit is made, shall have been paid or the payment thereof provided for to the satisfaction of the Trustee, and (c) during any Credit Facility Period, the Issuer shall have given to the Trustee in form satisfactory to the Trustee an opinion of nationally recognized counsel experienced in bankruptcy matters, which opinion shall be satisfactory to the rating agency (if any) then providing the rating borne by the Bonds, to the effect that the application of such moneys will not constitute a voidable preference in the event

                                       37
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of the occurrence of an Act of Bankruptcy. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, such Bond shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Obligations.

     Notwithstanding the foregoing, no deposit under clause (a)(ii) of the immediately preceding paragraph shall be deemed payment of such Bonds as aforesaid until (a) proper notice of redemption of such Bonds shall have been previously given in accordance with Article III of this Indenture, or in the event said Bonds are not by their terms subject to redemption within the next succeeding sixty (60) days, until the Company shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to notify, as soon as practicable, the Owners of the Bonds, that the deposit required by (a)(ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section 8.02 and stating the maturity or redemption date upon which moneys are to be available for the payment of the principal of and the applicable redemption premium, if any, on said Bonds, plus interest thereon to the due date thereof; or (b) the maturity of such Bonds.

     Before accepting or using any moneys to be deposited pursuant to this
Section 8.02, the Trustee may require that the Company furnish to it (i) an opinion of Bond Counsel to the effect that such deposit will not adversely affect the exclusion from gross income for Federal income tax purposes of interest on the Bonds and that all conditions hereunder have been satisfied, and
(ii) a certificate of an independent certified public accountant to the effect that a deposit will be sufficient to defease the Bonds as provided in this
Section 8.02. The Trustee shall be fully protected in relying upon such Bond Counsel opinion and/or accountant's certificate in accepting or using any moneys deposited pursuant to this Article VIII.

     All moneys so deposited with the Trustee as provided in this Section 8.02 may also be invested and reinvested, at the direction of the Company, in noncallable Government Obligations, maturing in the amounts and times as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 8.02 which is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such moneys shall have been so deposited shall be deposited in the General Account of the Bond Fund as and when realized and collected for use and application as are other moneys deposited in the General Account of the Bond Fund; provided, however, unless the opinion of Bond Counsel specifically permits any such reinvestment, the Company shall furnish to the Trustee an opinion of Bond Counsel to the effect that such reinvestment will not adversely affect the exclusion from gross income for Federal income tax purposes of interest on the Bonds.

     The Issuer hereby covenants that no deposit will knowingly be made or accepted and no use knowingly made of any such deposit which would cause the Bonds to be treated as arbitrage bonds within the meaning of Section 148 of the Code.

     Notwithstanding any provision of any other article of this Indenture which may be contrary to the provisions of this Section 8.02, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this
Section 8.02 for the payment of Bonds (including interest and premium thereon, if any) shall be applied to and used solely for the payment of the particular Bonds (including the interest and premium thereon, if any) with respect to which such moneys or Government Obligations have been so set aside in trust.

                                   ARTICLE IX

                              DEFAULTS AND REMEDIES

     SECTION 9.01 DEFAULTS.

     If any of the following events occur, it is hereby declared to constitute a "Default":

          (a) Default in the due and punctual payment of interest on any Bond;

          (b) Default in the due and punctual payment of the principal of or premium, if any, on any Bond, whether at the stated maturity thereof, or upon proceedings for redemption thereof, or upon the maturity thereof by declaration;

          (c) Default in the due and punctual payment of the Purchase Price of any Bond at the time required by Section 4.01 or 4.02 hereof;

          (d) At any time during the Credit Facility Period, receipt by the Trustee of written notice from the Credit Provider that an Event of Default has occurred under the Credit Agreement and instructing the Trustee to accelerate the Bonds;

          (e) At any time other than during a Credit Facility Period, the occurrence of a Default under the Agreement; and

          (f) At any time other than during a Credit Facility Period, default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to
     Section 9.12 hereof.

     SECTION 9.02 ACCELERATION.

     Upon the occurrence of (i) any Default other than under Section 9.01(d), the Trustee may, and at the written request of the Owners of not less than fifty percent (50%) in aggregate principal amount of Outstanding Bonds shall, or (ii) any Default under Section 9.01(d), the Trustee shall, by notice in writing delivered to the Issuer, the Credit Provider and the Company (or, if the Book-Entry System is in effect, the Securities Depository), declare the principal of all Bonds and the interest accrued thereon to the date of such acceleration immediately due and payable. Upon any declaration of acceleration hereunder, the Trustee shall immediately declare all payments required to be made by the Company under the Agreement to be immediately due and payable and, during the Credit Facility Period, shall draw moneys under the Credit Facility to pay the principal of all Outstanding Bonds and the accrued interest thereon to the date of acceleration to the extent required by Section 6.12(a) hereof. Interest shall cease to accrue on the Bonds on the date of declaration of acceleration under this Section 9.02.

     SECTION 9.03 OTHER REMEDIES; RIGHTS OF OWNERS OF BONDS.

     Subject to the provisions of Section 9.02 hereof, upon the occurrence of a Default, the Trustee may pursue any available remedy at law or in equity to enforce the payment of the principal of, premium, if any, and interest on the Outstanding Bonds.

     Subject to the provisions of Section 9.02 hereof, if a Default shall have occurred and be continuing and if requested so to do by the Owners of not less than fifty percent (50%) in aggregate principal amount of Outstanding Bonds and provided the Trustee is indemnified as provided in Section 10.01(l) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section and by Section 9.02 hereof, as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Owners of Bonds.

     Subject to the provisions of Section 9.02 hereof, no remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Owners of Bonds) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Owners of Bonds hereunder or now or hereafter existing at law or in equity.

     No delay or omission to exercise any right or power accruing upon any Default shall impair any such right or power or shall be construed to be a waiver of any such Default or acquiescence therein; such right or power may be exercised from time to time as often as may be deemed expedient.

     No waiver of any Default hereunder, whether by the Trustee or by the Owners of Bonds, shall extend to or shall affect any subsequent Default or shall impair any rights or remedies consequent thereon.

     SECTION 9.04 RIGHT OF OWNERS OF BONDS TO DIRECT PROCEEDINGS.

     Subject to the provisions of Section 9.02 hereof, anything in this Indenture to the contrary notwithstanding, the Owners of at least a majority in aggregate principal amount of the Outstanding Bonds shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

     SECTION 9.05 APPOINTMENT OF RECEIVERS.

     Upon the occurrence of a Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Owners of Bonds under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the revenues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

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     SECTION 9.06 WAIVER.

     Upon the occurrence of a Default, to the extent that such rights may then lawfully be waived, neither the Issuer nor anyone claiming through or under it, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws of any jurisdiction now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

     SECTION 9.07 APPLICATION OF MONEYS.

     All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article (other than moneys drawn under the Credit Facility, which shall be deposited directly into the Credit Facility Account of the Bond Fund, proceeds of any remarketing of Bonds, which shall be deposited directly into the Remarketing Account of the Bond Fund, or moneys deposited with the Trustee and held in accordance with Section 6.09 hereof) shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses, liabilities and advances owing to or incurred or made by the Trustee, be deposited in the General Account of the Bond Fund and the moneys in each account of the Bond Fund shall be applied as follows:

          (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                    FIRST - To the payment to the persons entitled thereto of
               all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest (with interest on overdue installments of such interest, to the extent permitted by law, at the rate of interest borne by the Bonds) and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                    SECOND - To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), (with interest on overdue installments of principal and premium, if any, to the extent permitted by law, at the rate of interest borne by the Bonds) and, if the amount available shall not be sufficient to pay in full all Bonds due on any particular date, then to the payment ratably according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege; and

                    THIRD - To the payment to the persons entitled thereto as
               the same shall become due of the principal of and premium, if any, and interest on the Bonds which may thereafter become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of interest, principal and premium, if any, due on such date to the persons entitled thereto without any discrimination or privilege.

          (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due, respectively, for principal and interest, to the persons entitled thereto without any discrimination or privilege, with interest on overdue installments of interest or principal, to the extent permitted by law, at the rate of interest borne by the Bonds.

          (c) If the principal of all the Bonds shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of Section 9.07(b) hereof, in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Section 9.07(a) hereof.

     Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue; provided, that upon an acceleration of Bonds pursuant to Section 9.02, interest shall cease to accrue on the Bonds on and after the date of such acceleration. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Owner of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

     Whenever the principal of, premium, if any, and interest on all Bonds have been paid under the provisions of this Section and all expenses and charges of the Trustee have been paid, any balance remaining in any account of the Bond Fund shall be paid to the Company or the Credit Provider as provided in
Section 6.11 hereof.

     Notwithstanding anything to the contrary herein or otherwise, moneys drawn under the Credit Facility shall be applied only to the payment of principal or Purchase Price of and accrued interest on the Bonds.

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     SECTION 9.08 REMEDIES VESTED IN TRUSTEE.

     All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of the Bonds, and any recovery of judgment shall be for the equal and ratable benefit of the Owners of the Outstanding Bonds.

     SECTION 9.09 RIGHTS AND REMEDIES OF OWNERS OF BONDS.

     No Owner of any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless (subject to the provisions of Section 9.02 hereof) (i) a Default has occurred of which the Trustee has been notified as provided in
Section 10.01(h) hereof, or of which by said subsection it is deemed to have notice, (ii) the Owners of not less than fifty percent (50%) in aggregate principal amount of Outstanding Bonds shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in
Section 10.01(1), and (iii) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more Owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the Owners of all Outstanding Bonds. However, nothing contained in this Indenture shall affect or impair the right of any Owner of Bonds to enforce the payment of the principal or Purchase Price of, premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective Owners thereof at the time and place, from the source and in the manner in the Bonds expressed. No Owner of any Bond shall have any right to institute any suit, action or proceeding at equity or at law to enforce a drawing under the Credit Facility.

     SECTION 9.10 TERMINATION OF PROCEEDINGS.

     In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case, the Issuer, the Trustee and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, with regard to the property subject to this Indenture, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

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     SECTION 9.11 WAIVERS OF DEFAULT.

     The Trustee shall waive any Default hereunder and its consequences and rescind any declaration of acceleration of principal upon the written request of the Owners of (1) at least a majority in aggregate principal amount of all Outstanding Bonds in respect of which default in the payment of principal or interest, or both, exists or (2) at least a majority in aggregate principal amount of Outstanding Bonds in the case of any other Default; provided, however, that there shall not be waived any Default hereunder unless and until the Trustee shall have received written notice from the Credit Provider that the Credit Facility has been reinstated in full; and provided further that any Default under subsection (d) of Section 9.01 hereof may only be waived upon the written request of the Credit Provider (and in such case the consent of the Owners of the Bonds shall not be required); and provided further that there shall not be waived any Default specified in subsection (a) or (b) of
Section 9.01 hereof unless prior to such waiver or rescission, the Company shall have caused to be paid to the Trustee (i) all arrears of principal and interest (other than principal of or interest on the Bonds which became due and payable by declaration of acceleration), with interest at the rate then borne by the Bonds on overdue installments, to the extent permitted by law, and (ii) all fees and expenses of the Trustee in connection with such Default. In case of any waiver or rescission described above, or in case any proceeding taken by the Trustee on account of any such Default shall have been discontinued or concluded or determined adversely, then and in every such case the Issuer, the Trustee and the Owners of Bonds shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Default, or impair any right consequent thereon.

     Notwithstanding the foregoing, no waiver, rescission or annulment of a Default hereunder shall be made if the Credit Provider shall theretofore have honored in full a drawing under the Credit Facility in respect of such Default.

     SECTION 9.12 NOTICE OF DEFAULTS UNDER SECTION 9.01(e) OR (f); OPPORTUNITY TO CURE SUCH DEFAULTS.

     Anything herein to the contrary notwithstanding, no Default under Section 9.01(e) or (f) hereof shall be deemed a Default until notice of such Default shall be given to the Issuer and the Company by the Trustee or by the Owners of not less than fifty percent (50%) in aggregate principal amount of all Outstanding Bonds, and the Issuer and the Company shall have had thirty (30) days after receipt of such notice to correct said Default or to cause said Default to be corrected and shall not have corrected said Default or caused said Default to be corrected within the applicable period; provided, however, if said Default be such that it cannot be corrected within the applicable period, it shall not constitute a Default if corrective action is instituted by the Issuer or the Company within the applicable period and diligently pursued until the Default is corrected.

     With regard to any Default concerning which notice is given to the Issuer and the Company under the provisions of this Section, the Issuer hereby grants the Company full authority for the account of the Issuer to perform any covenant or obligation alleged in said notice to constitute a Default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

     SECTION 9.13 SUBROGATION RIGHTS OF CREDIT PROVIDER.

     The Credit Provider shall be subrogated to the rights possessed under this Indenture by the Owners of the Bonds, to the extent the Credit Facility is drawn upon and the amount of such drawing is not subsequently reimbursed to the Credit Provider. For purposes of the subrogation rights of the Credit Provider hereunder, (a) any reference herein to the Owners of the Bonds shall mean the Credit Provider, (b) any principal of or interest on the Bonds paid with moneys collected pursuant to the Credit Facility shall be deemed to be unpaid hereunder, and (c) the Credit Provider may exercise any rights it would have hereunder as the Owner of the Bonds. The subrogation rights granted to the Credit Provider in this Indenture are not intended to be exclusive of any other remedy or remedies available to the Credit Provider and such subrogation rights shall be cumulative and shall be in addition to every other remedy given hereunder, under the Credit Agreement or under any other instrument or agreement with respect to the reimbursement of moneys paid by the Credit Provider under the Credit Facility or with respect to the security for the obligations of the Company under the Credit Agreement, and every other remedy now or hereafter existing at law or in equity or by statute.

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                                    ARTICLE X

                                     TRUSTEE

     SECTION 10.01 ACCEPTANCE OF TRUSTS.

     The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

          (a) The Trustee, prior to the occurrence of a Default and after the curing of all Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants shall be read into this Indenture against the Trustee. In case a Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in the exercise of such rights and powers as an ordinary, prudent man would exercise or use in the conduct of his own affairs.

          (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, but shall not be answerable for the conduct of the same if appointed with due care, and shall be entitled to advice of counsel concerning its duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company) selected by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or inaction taken or not taken, as the case may be, in good faith in reliance upon such opinion or advice.

          (c) The Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the certificate of authentication endorsed on the Bonds), or for insuring the Project, or for collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of the Project or any lien waivers with respect to the Project, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company under the Agreement except as hereinafter set forth; but the Trustee may require of the Issuer and the Company full information and advice as to the performance of the aforesaid covenants, conditions and agreements. The Trustee shall have no obligation to perform any of the duties of the Issuer under the Agreement.

          (d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee, in its commercial banking or in any other capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholder may be entitled to take with like effect as if it were not the Trustee. The Trustee, in its commercial banking or in any other capacity, may also engage in or be interested in any financial or other transactions with the Issuer or the Company and may act as a depository, trustee or agent for any committee of Bondholders secured hereby or other obligations of the Issuer as freely as if it were not the Trustee. The Trustee may become the Owner of Bonds secured hereby with the same rights which it would have if not the Trustee hereunder.

          (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Bond shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

          (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by an Issuer Representative or a Company Representative as sufficient evidence of the facts therein contained and prior to the occurrence of a Default of which a Responsible Officer of the Trustee has been notified as provided in
     Section 10.01(h) hereof, or of which by said subsection the Trustee is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of such officials of the Issuer who executed the Bonds (or their successors in office) to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

          (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

          (h) The Trustee shall not be required to take notice or be deemed to have notice of any Default hereunder except for Defaults specified in subsections (a), (b), (c) or (d) of Section 9.01 hereof, unless a Responsible Officer of the Trustee shall be specifically notified in writing of such Default by the Issuer, the Credit Provider or by the Owners of at least fifty percent (50%) in aggregate principal amount of Outstanding Bonds, and all notices or other instruments required by this Indenture to be delivered to the Trustee, must, in order to be effective, be delivered at the Principal Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no Default except as aforesaid.

          (i) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect all books and records of the Issuer pertaining to the Project and the Bonds, and to make such copies and memoranda from and with regard thereto as may be desired.

          (j) The Trustee shall not be required to give any bond or surety in respect of the execution of this Indenture or otherwise in respect of the premises.

          (k) Notwithstanding anything elsewhere in this Indenture with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property or any action whatsoever within the purview of this Indenture, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action, deemed desirable by the Trustee for the purpose of establishing the right of the Issuer or the Company to the authentication of any Bonds, the withdrawal of any cash or the taking of any other action.

          (l) Before suffering, taking or omitting any action under this Indenture or under the Agreement (other than (i) paying the principal or Purchase Price of, redemption premium (if any) and interest on the Bonds as the same shall become due and payable, (ii) drawing upon the Credit Facility, (iii) declaring an acceleration under Section 9.02 as a result of a Default under Section 9.01(d) and (iv) declaring a mandatory purchase), the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of any expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its gross negligence or willful default in connection with any such action.

          (m) All moneys received by the Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent otherwise required herein or required by law.

          (n) The Trustee's immunities and protections from liability and its right to compensation and indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee's officers, directors, agents and employees. Such immunities and protections and right to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal and final payment of the Bonds.

          (o) Notwithstanding anything else herein contained, (i) the Trustee shall not be liable for any error of judgment made in good faith unless it is proven that the Trustee was negligent in ascertaining the pertinent facts, and (ii) no provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (p) In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of holders of the Bonds, each representing less than a majority in aggregate principal amount of the Bonds Outstanding, the Trustee, in its sole discretion, may determine what action, if any, shall be taken.

          (q) The Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to the Bonds, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Bonds.

          (r) The Trustee shall have no responsibility for any registration, filing, recording, reregistration or rerecording of this Indenture or any other document or instrument executed in connection with this Indenture and the issuance and sale of the Bonds including, without limitation, any financing statements or continuation statements with respect thereto.

     SECTION 10.02 FEES, CHARGES AND EXPENSES OF THE TRUSTEE.

     The Trustee shall be entitled to payment of reasonable fees for its services rendered hereunder and reimbursement of all advances, counsel fees and other expenses reasonably made or incurred by the Trustee in connection with such services including, without limitation, the reasonable compensation, expenses and disbursements of its agents and counsel. Upon the occurrence of a Default, but only upon the occurrence of a Default, the Trustee shall have a first lien with right of payment prior to payment on account of principal of, premium, if any, and interest on any Bond upon the Trust Estate (exclusive of the proceeds of any drawing under the Credit Facility, proceeds of the remarketing of the Bonds, and funds held by the Trustee for matured and unpresented Bonds) for the foregoing fees, charges and expenses of the Trustee. When the Trustee incurs expenses or renders services after the occurrence of an Act of Bankruptcy with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debtor relief law. The Issuer shall have no liability to pay any fees, charges or other expenses of the Trustee hereinabove mentioned except from the amounts pledged under this Indenture. The rights of the Trustee under this Section shall survive the Trustee's resignation or removal.

     SECTION 10.03 NOTICE TO OWNERS OF BONDS IF DEFAULT OCCURS.

     If a Default occurs of which the Trustee has been notified as provided in
Section 10.01(h) hereof, or of which by said subsection it is deemed to have notice, then the Trustee shall promptly give notice thereof to the Credit Provider and to the Owner of each Bond.

     SECTION 10.04 INTERVENTION BY THE TRUSTEE.

     In any judicial proceeding which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of the Owners of the Bonds, the Trustee may intervene on behalf of the Owners of the Bonds and shall do so if requested in writing by the Credit Provider or the Owners of at least fifty percent (50%) of the aggregate principal amount of Outstanding Bonds.

     SECTION 10.05 SUCCESSOR TRUSTEE.

     Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 10.06 RESIGNATION BY THE TRUSTEE.

     The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty (30) days' notice to the Issuer, the Credit Provider, the Remarketing Agent, the Company, and the Owner of each Bond. Such resignation shall not take effect (i) until the appointment of a successor Trustee or temporary Trustee and the transfer to said successor or temporary Trustee of the Credit Facility, and (ii) payment in full of all fees and expenses and other amounts payable to the Trustee pursuant thereto or the Agreement.

     SECTION 10.07 REMOVAL OF THE TRUSTEE.

     The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer and signed by the Owners of at least a majority in aggregate principal amount of Outstanding Bonds. Such removal shall not take effect until (i) the appointment of a successor Trustee or temporary Trustee and the transfer to said successor or temporary Trustee of the Credit Facility and (ii) payment in full of all fees and expenses and other amounts payable to the Trustee pursuant thereto or to the Agreement.

     SECTION 10.08 APPOINTMENT OF SUCCESSOR TRUSTEE BY OWNERS OF BONDS.

     In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Owners of at least a majority in aggregate principal amount of Outstanding Bonds by an instrument or concurrent instruments in writing signed by such Owners, or by their attorneys-in-fact duly authorized, a copy of which shall be delivered personally or sent by registered mail to the Issuer, the Company and the Credit Provider. In case of any such vacancy, the Issuer, by an instrument executed by its official who executed the Bonds or his successor in office, may appoint a temporary successor Trustee to fill such vacancy until a successor Trustee shall be appointed by the Owners of Bonds in the manner above provided; and such temporary successor Trustee so appointed by the Issuer shall immediately and without further act be superseded by the Trustee appointed by the Owners of Bonds. If no successor Trustee has accepted appointment in the manner provided in Section 10.09 hereof within sixty (60) days after the Trustee has given notice of resignation to the Issuer and the Owner of each Bond, the Trustee may petition any court of competent jurisdiction for the appointment of a temporary successor Trustee; provided that any Trustee so appointed shall immediately and without further act be superseded by a Trustee appointed by the Issuer or the Owners of Bonds as provided above. Every successor Trustee appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the trust upon customary terms, a bank or trust company within or without the State, in good standing and having reported capital and surplus of not less than $50,000,000 and rated Baa3/Prime-3 or better by Moody's (or a substantially equivalent rating by such other rating agency then providing the rating borne by the Bonds).

     SECTION 10.09 ACCEPTANCE BY SUCCESSOR TRUSTEE.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its or his predecessor and also to the Issuer, the Credit Provider and the Company an instrument in writing accepting such appointment hereunder and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but its predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The Credit Provider shall not be required to honor a draft with respect to the Letter of Credit from a successor trustee unless the Trustee has transferred and assigned to such successor trustee its rights, title and interest in the Letter of Credit, in accordance with its terms.

     SECTION 10.10 APPOINTMENT OF CO-TRUSTEE.

     It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement thereof on Default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein or therein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Trustee may appoint an additional individual or institution as a separate or Co-Trustee, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture or the Agreement to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or Co-Trustee, but only to the extent necessary to enable such separate or Co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or Co-Trustee shall run to and be enforceable by either of them.

     Should any deed, conveyance or instrument in writing from the Issuer be required by the separate or Co-Trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or Co-Trustee, or a successor, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such separate or Co-Trustee. Any Co-Trustee appointed by the Trustee pursuant to this Section may be removed by the Trustee, in which case all powers, rights and remedies vested in the Co-Trustee shall again vest in the Trustee as if no such appointment of a Co-Trustee had been made.

     SECTION 10.11 SUCCESSOR REMARKETING AGENT.

          (a) Any corporation or association into which the Remarketing Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Remarketing Agent hereunder, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          (b) The Remarketing Agent may at any time resign by giving thirty (30) days' notice to the Issuer, the Trustee, the Credit Provider and the Company. Such resignation shall not take effect until the appointment of a successor Remarketing Agent.

          (c) The Remarketing Agent may be removed at any time by an instrument in writing delivered to the Trustee by the Company, with the prior written approval of the Credit Provider. In no event, however, shall any removal of the Remarketing Agent take effect until a successor Remarketing Agent shall have been appointed.

          (d) In case the Remarketing Agent shall resign or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting as Remarketing Agent, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Company with the prior written approval of the Issuer and the Credit Provider. Every successor Remarketing Agent appointed pursuant to the provisions of this Section shall be, if there be such an institution willing, qualified and able to accept the duties of the Remarketing Agent upon customary terms, a bank or trust company or any entity rated Baa3/Prime-3 or better, within or without the State, in good standing and having reported capital and surplus of not less than $10,000,000 and rated Baa3/Prime-3 or better by Moody's (or a substantially equivalent rating by such other rating agency then providing the rating borne by the Bonds). Written notice of such appointment shall immediately be given by the Company to the Trustee and the Trustee shall cause written notice of such appointment to be given to the Owners of the Bonds. The Credit Provider may appoint a successor Remarketing Agent if the Company fails to go so within 30 days of the resignation or removal of the prior Remarketing Agent. Any successor Remarketing Agent shall execute and deliver an instrument accepting such appointment and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor, with like effect as if originally named as Remarketing Agent, but such predecessor shall nevertheless, on the written request of the Company, the Trustee, the Credit Provider or the Issuer, or of the successor, execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in such successor all rights, powers, duties and obligations of such predecessor. If no successor Remarketing Agent has accepted appointment in the manner provided above within 90 days after the Remarketing Agent has given notice of its resignation as provided above, the Remarketing Agent may petition any court of competent jurisdiction for the appointment of a temporary successor Remarketing Agent; provided that any Remarketing Agent so appointed shall immediately and without further act be superseded by a Remarketing Agent appointed by the Company as provided above.

     SECTION 10.12 NOTICE TO RATING AGENCIES.

     The Trustee shall provide Fitch, Moody's or S&P, as appropriate, so long as any of such rating agencies shall provide the rating borne by the Bonds, with prompt written notice following the effective date of such event of (i) any successor Trustee and any successor Remarketing Agent, (ii) any Substitute Credit Provider, (iii) any material amendments to this Indenture or the Agreement, (iv) the expiration, termination or extension of any Credit Facility,
(v) the exercise of the Conversion Option, (vi) the occurrence of a Mandatory Tender Date, (vii) the redemption in whole of the Bonds or the payment in full of the Bonds at maturity, (viii) the defeasance of the Bonds, or (ix) the acceleration of payment of the Bonds.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

     SECTION 11.01 SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF OWNERS OF BONDS.

     The Issuer and the Trustee may, with the consent of the Credit Provider and upon receipt of an opinion of Bond Counsel to the effect that the proposed supplemental indenture will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes and is authorized by this Indenture, and without consent of, or notice to, any of the Owners of Bonds, enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

          (a) To cure any ambiguity or formal defect or omission in this Indenture;

          (b) To grant to or confer upon the Trustee for the benefit of the Owners of Bonds any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Owners of Bonds or the Trustee;

          (c) To subject to this Indenture additional revenues, properties or collateral;

          (d) To modify, amend or supplement this Indenture or any indenture supplemental hereof in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America;

          (e) To evidence the appointment of a separate or Co-Trustee or the succession of a new Trustee hereunder;

          (f) To correct any description of, or to reflect changes in, any of the properties comprising the Trust Estate;

          (g) To make any revisions of this Indenture that shall be required by Fitch, Moody's or S&P in order to obtain or maintain an investment grade rating on the Bonds;

          (h) To make any revisions of this Indenture that shall be necessary in connection with the Company or the Issuer furnishing a Credit Facility;

          (i) To provide for an uncertificated system of registering the Bonds or to provide for changes to or from the Book-Entry System;

          (j) To effect any other change herein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Owners of Bonds; or

          (k) To make revisions to this Indenture that shall become effective only upon, and in connection with, the remarketing of all of the Bonds then Outstanding.

     In the event Fitch, S&P and/or Moody's has issued a rating of any of the Bonds, Fitch, S&P and/or Moody's, as the case may be, shall receive prior written notice from the Trustee of the proposed amendment but such notice shall not be a condition of the effectiveness of such amendment.

     SECTION 11.02 SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF OWNERS OF BONDS.

     Exclusive of supplemental indentures permitted by Section 11.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the Credit Provider and the Owners of not less than a majority in aggregate principal amount of the Outstanding Bonds shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section or in Section 11.01 hereof contained shall permit, or be construed as permitting, without the consent of the Credit Provider and the Owners of all Bonds Outstanding, (a) an extension of the maturity of the principal of, or the interest on, any bond issued hereunder, or (b) a reduction in the principal amount or Purchase Price of, or redemption premium on, any Bond or the rate of interest thereon, or (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indentures or any modifications or waivers of the provisions of this Indenture or the Agreement, or (e) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (f) the deprivation of the Owner of any Outstanding Bond of the lien hereby created on the Trust Estate.

     If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be given to the Credit Provider and to the Owners of the Bonds as provided in Section 3.03 of this Indenture; provided, that prior to the delivery of such notice, the Trustee may require that an opinion of Bond Counsel be furnished to the effect that the supplemental indenture complies with the provisions of this Indenture and will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Owners of Bonds. If, within sixty (60) days or such longer period as shall be prescribed by the Issuer following such notice, the Credit Provider and the Owners of not less than a majority in aggregate principal amount of the Bonds Outstanding (except for those supplemental indentures requiring consent of the Credit Provider or the Owners of all Bonds Outstanding, as described above) at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

     Anything herein to the contrary notwithstanding, a supplemental indenture under this Article shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed to the Company at least fifteen (15) Business Days prior to the proposed date of execution and delivery of any such supplemental indenture.

     In the event Fitch, S&P and/or Moody's has issued a rating of any of the Bonds, Fitch, S&P and/or Moody's, as the case may be, shall receive prior written notice from the Trustee of the proposed amendment but such notice shall not be a condition of the effectiveness of such amendment.

     During any Credit Facility Period, the Credit Provider shall be deemed the Owner of the Bonds for the purpose of this Section 11.02.

     SECTION 11.03 CONSENT OF THE COMPANY.

     Anything herein to the contrary notwithstanding, a supplemental indenture under this Article shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed to the Company at least 15 Business Days prior to the proposed date of execution and delivery of any such supplemental indenture.

     SECTION 11.04 AMENDMENT WITHOUT CONSENT OF ISSUER.

     In the event the Issuer is unable to enter into any supplemental indenture permitted by this Article, the Trustee may, without the consent of the Issuer, amend or supplement this Indenture in any manner otherwise permitted by this Article so long as such supplemental indenture does not adversely affect the rights of the Issuer.

     SECTION 11.05 EXECUTION OF AMENDMENTS AND SUPPLEMENTS BY TRUSTEE.

     The Trustee shall not be obligated to sign any amendment or supplement to this Indenture or the Bonds pursuant to this Article if the amendment or supplement, in the judgment of the Trustee, could adversely affect the rights, duties, liabilities, protections, privileges, indemnities or immunities of the Trustee. In signing an amendment or supplement, the Trustee shall be entitled to receive, and shall be fully protected in relying on, an opinion of Bond Counsel stating that such amendment or supplement is authorized by this Indenture, and will not adversely affect the exclusion of interest on the Bonds from gross income for Federal income tax purposes.

                                   ARTICLE XII

                             AMENDMENT OF AGREEMENT

     SECTION 12.01 AMENDMENTS TO AGREEMENT NOT REQUIRING CONSENT OF OWNERS OF BONDS.

     The Issuer and the Trustee may, with the consent of the Credit Provider (during any Credit Facility Period) and upon receipt of an opinion of Bond Counsel to the effect that the proposed amendment will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes and is authorized by this Indenture, and without the consent of or notice to the Owners of Bonds, consent to any amendment, change or modification of the Agreement as may be required (i) by the provisions of the Agreement, (ii) for the purpose of curing any ambiguity or formal defect or omission in the Agreement, (iii) so as to more precisely identify the Project, or to substitute or add additional improvements or equipment to the Project or additional rights or interests in property acquired in accordance with the provisions of the Agreement, (iv) to enter into an indenture or indentures supplemental hereto as provided in Section 11.01 hereof, (v) to make any revisions that shall be required by Fitch, Moody's and/or S&P in order to obtain or maintain an investment grade rating on the Bonds, (vi) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Owners of Bonds or (vii) to make revisions thereto which shall be effective only upon, and in connection with, the remarketing of all of the Bonds then Outstanding.

     SECTION 12.02 AMENDMENTS TO AGREEMENT REQUIRING CONSENT OF OWNERS OF BONDS.

     Except for the amendments, changes or modifications as provided in
Section 12.01 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Agreement without mailing of notice and the written approval or consent of the Credit Provider (during any Credit Facility Period) and the Owners of a majority in aggregate principal amount of the Outstanding Bonds, provided that the consent of the Credit Provider and the Owners of all Bonds Outstanding is required for any amendment, change or modification of the Agreement that would permit the termination or cancellation of the Agreement or a reduction in or postponement of the payments under the Agreement or any change in the provisions relating to payment thereunder. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 11.02 hereof with respect to supplemental indentures; provided, that prior to the delivery of such notice or request, the Trustee and the Issuer may require that an opinion of Bond Counsel be furnished to the effect that such amendment, change or modification complies with the provisions of this Indenture and will not adversely affect the excludability of interest on the Bonds from gross income for federal income tax purposes. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by all Owners of Bonds.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     SECTION 13.01 CONSENTS OF OWNERS OF BONDS.

     Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Owners of Bonds may be in any number of concurrent documents and may be executed by such Owners of Bonds in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the written appointment of any such agent or of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument. The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by an officer authorized by law to take acknowledgments of deeds certifying that the person signing such instrument or writing acknowledged to him the execution thereof. The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of owning the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to
Section 2.12 hereof.

     SECTION 13.02 LIMITATION OF RIGHTS.

     With the exception of any rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, the Credit Provider and the Owners of the Bonds, any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Credit Provider and the Owners of the Bonds as herein provided.

     SECTION 13.03 SEVERABILITY.

     If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

     SECTION 13.04 NOTICES.

     Any notice, request, complaint, demand, communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid or sent by telegram, addressed as follows:

If to the Issuer:                The Industrial Development Board of White
                                 County, Tennessee
                                 c/o William Mitchell, Esq.
                                 112 South Main Street
                                 Sparta, Tennessee 38583

If to the Trustee:               Principal Office:
                                 SunTrust Bank
                                 424 Church Street, 6th Floor
                                 Nashville, Tennessee 37219
                                 Attention: Corporate Trust Department

If to the Company:               Genlyte Thomas Group, LLC
                                 4360 Brownsboro Road, Suite 300
                                 Louisville, Kentucky 40207
                                 Attention: Terry Lange, Treasurer

If to the Credit Provider:       Bank of America, N.A.
                                 100 North Tryon Street
                                 Mail Code, NC1-007-17-12
                                 Charlotte, North Carolina 28255
                                 Attention: Richard Parkhurst

If to the Remarketing Agent:     SunTrust Capital Markets, Inc.
                                 303 Peachtree Street, 24th Floor
                                 Atlanta, Georgia  30303
                                 Attention: Municipal Desk

If to Fitch:                     Fitch IBCA, Inc.
                                 One State Street Plaza
                                 New York, New York 10004
                                 Attention: Structured Finance

If to Moody's:                   Moody's Investors Service, Inc.
                                 99 Church Street
                                 New York, New York 10007
                                 Attention:  Corporate Department,
                                 Structured Finance Group

If to S&P:                       Standard & Poor's Ratings Services, a division
                                 of The McGraw-Hill Companies, Inc.
                                 55 Water Street
                                 New York, New York 10041
                                 Attention:  Corporate Finance Department

A duplicate copy of each notice required to be given hereunder by any person listed above shall also be given to the others. The Issuer, the Company, the Trustee, the Remarketing Agent and the Credit Provider (including the issuer of any Substitute Credit Facility), may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. Except for those writings requiring original signatures, any written notice, instruction or confirmation required hereunder may be provided by telex, telegraph or facsimile transmission.

     SECTION 13.05 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS.

     In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for purchase or redemption of any Bonds shall not be a Business Day, then payment of principal, Purchase Price, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for purchase or redemption.

     SECTION 13.06 COUNTERPARTS.

     This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of such shall constitute but one and the same instrument.

     SECTION 13.07 APPLICABLE PROVISIONS OF LAW.

     This Indenture shall be governed by and construed in accordance with the laws of the State. It is the intention of the Issuer and the Trustee that the situs of the trust created by this Indenture be, and it be administered, in the state in which is located the principal office of the Trustee from time to time acting under this Indenture.

     SECTION 13.08 RULES OF INTERPRETATION.

     Unless expressly indicated otherwise, references to Sections or Articles are to be construed as references to Sections or Articles of this instrument as originally executed. Use of the words "herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular portion in which such word is used.

     SECTION 13.09 CAPTIONS.

     The captions and headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Indenture.

     SECTION 13.10 NO PERSONAL LIABILITY.

     Notwithstanding anything to the contrary contained herein or in any of the Bonds or the Agreement, or in any other instrument or document executed by or on behalf of the Issuer in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the

Issuer, or of any incorporator, member, commissioner, director, trustee, officer, employee or agent of any successor to the Issuer, in any such person's individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or non-observance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or obligations, nor shall any recourse be had for the payment of the principal of, premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Issuer or any successor to the Issuer, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

     SECTION 13.11 CERTAIN REFERENCES INEFFECTIVE EXCEPT DURING A CREDIT FACILITY PERIOD.

     Except during a Credit Facility Period and during the period immediately after a Credit Facility Period until receipt by the Trustee of a certificate from the Credit Provider stating that all amounts payable to the Credit Provider under the Credit Agreement have been paid in full, all references to the Credit Provider, the Credit Agreement or the Credit Facility in the Agreement, this Indenture and the Bonds shall be ineffective.

     IN WITNESS WHEREOF, the Issuer has caused these presents to be executed in its name by its duly authorized officials; and to evidence its acceptance of the trusts hereby created, the Trustee has caused these presents to be executed by its duly authorized officer, as of the date first above written.

                                        THE INDUSTRIAL DEVELOPMENT BOARD
                                        OF WHITE COUNTY, TENNESSEE

                                        By: /s/ GEORGE SAVAGE
                                            ------------------------
                                                Title:  Chairman

(SEAL)

Attest:

By: /s/ CAROLYN HOBSON
    ------------------------
        Title:  Secretary

                                        SUNTRUST BANK, Trustee

                                        By: /s/ FAYE MCQUISTON
                                            -------------------------------
                                                Authorized Officer

                                                                     EXHIBIT "A"
                                  FORM OF BOND

     UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, WITH RESPECT TO ANY BOND ISSUED THAT IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. _____

                            UNITED STATES OF AMERICA
           THE INDUSTRIAL DEVELOPMENT BOARD OF WHITE COUNTY, TENNESSEE
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                       (GENLYTE THOMAS GROUP, LLC PROJECT)
                                   SERIES 2001

MATURITY DATE     DATED DATE       CUSIP             TYPE OF INTEREST
-------------     ----------       -----                  PERIOD
                                                          ------

                       [FOR COMMERCIAL PAPER PERIOD ONLY]

                                              MANDATORY              AMOUNT OF
                  NUMBER OF DAYS             TENDER AND            INTEREST DUE
INTEREST RATE     IN CALCULATION.             INTEREST           FOR CALCULATION
     (%)             PERIOD                 PAYMENT DATE             PERIOD
----------------     ------                 ------------        ---------------

REGISTERED OWNER:

PRINCIPAL AMOUNT:

     THE INDUSTRIAL DEVELOPMENT BOARD OF WHITE COUNTY, TENNESSEE (the "Issuer"), for value received, promises to pay from the source and as hereinafter provided, to the Registered Owner identified above on the Maturity Date set forth above, upon surrender hereof, the Principal Amount set forth above, and in like manner to pay interest on said sum as provided in this Bond.

     1. INDENTURE; LOAN AGREEMENT. This Bond is one of an authorized issue of bonds (the "Bonds"), limited to $5,000,000 in principal amount, issued under the Indenture of Trust dated as of September 1, 2001 (the "Indenture"), between The Industrial Development Board of White County, Tennessee (the "Issuer") and SunTrust Bank, as trustee (the "Trustee"). The terms of the Bonds include those in the Indenture. Bondholders are referred to the Indenture for a statement of those terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture.

     The Issuer will lease the Project (as defined herein) financed with the proceeds of the Bonds to Genlyte Thomas Group, LLC (the "Company"), pursuant to a Lease Agreement dated as of September 1, 2001 (the "Agreement"), between the Issuer and the Company. The Company will use the proceeds of the Bonds for the purpose of financing the cost of the acquisition, construction and installation of manufacturing equipment to be located in its existing manufacturing facility in White County, Tennessee (the "Project"). The Company has agreed in the Agreement to pay the Issuer amounts sufficient to pay all amounts coming due on the Bonds, and the Issuer has assigned its rights to such payments under the Agreement to the Trustee as security for the Bonds.

     The Indenture and the Agreement may be amended, and references to them include any amendments.

     The Issuer has established a Book Entry system of registration for this Bond. Except as specifically provided otherwise in the indenture, CEDE & Co., as nominee of the depository trust company, a New York corporation ("DTC"), will be the registered owner and will hold this Bond on behalf of each beneficial owner hereof. By acceptance of a confirmation of purchase, delivery or transfer, each beneficial owner of this Bond shall be deemed to have agreed to such arrangement. CEDE & Co., as registered owner of this Bond, may be treated as the owner of it for all purposes.

     2. SOURCE OF PAYMENTS. This Bond and the series of Bonds of which it forms a part are issued pursuant to and in full compliance with Chapter 53 of Title 7 of Tennessee Code Annotated, as amended (the "Act"). THIS BOND AND THE ISSUE OF WHICH IT IS A PART AND THE PREMIUM, IF ANY, AND INTEREST HEREON ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED FROM THE AGREEMENT PURSUANT TO THE AGREEMENT (AS HEREINAFTER DEFINED), INCLUDING PAYMENTS RECEIVED THEREUNDER, WHICH PAYMENTS, REVENUES AND RECEIPTS HAVE BEEN PLEDGED AND ASSIGNED TO THE TRUSTEE TO SECURE PAYMENT OF THE BONDS. THE BONDS, THE PREMIUM, IF ANY, AND THE INTEREST THEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF TENNESSEE OR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER. NEITHER THE STATE OF TENNESSEE NOR ANY POLITICAL SUBDIVISION THEREOF, INCLUDING THE ISSUER, SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO EXCEPT FROM THE REVENUES AND RECEIPTS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT OF THE ISSUER, THE STATE OF TENNESSEE OR ANY POLITICAL SUBDIVISION OF THE STATE OF TENNESSEE, NOR

THE TAXING POWER OF THE STATE OF TENNESSEE OR ANY POLITICAL SUBDIVISION THEREOF, IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO.

     The Bonds are initially secured by a letter of credit (the "Credit Facility") issued by Bank of America, N.A. (the "Credit Provider"), in favor of the Trustee. This Credit Facility entitles the Trustee to draw an amount sufficient to pay the principal of the Bonds and up to 40 days' interest accrued on the Bonds at a maximum rate per annum of 12%. Unless extended by the Credit Provider in accordance with its terms, the Credit Facility expires on _____________ 15, 200__, or on the earlier occurrence of events specified in it. On its expiration, unless the Company has provided another Credit Facility meeting the requirements of the Indenture, the Bonds will be subject to mandatory tender for purchase as more fully described below.

     3. INTEREST RATE. Interest on this Bond will be paid at the lesser of (a) a Daily Rate, a Weekly Rate, a Commercial Paper Rate or a Long Term Rate as selected by the Company and as determined in accordance with the Indenture or
(b) 12% per annum or, when a Credit Facility supports the Bonds, such lower maximum rate as may be specified in the Credit Facility. Interest will initially be payable at the Weekly Rate, as set forth in the indenture. The Company may change the interest rate determination method from time to time. A change in the method, other than a change between the Daily Rate and the Weekly Rate, will result in the Bonds becoming subject to mandatory tender for purchase on the effective date of such change.

     When interest is payable at (a) a Daily Rate, Weekly Rate or Commercial Paper Rate, it will be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, and (b) a Long Term Rate, it will be computed on the basis of a 360-day year of twelve 30-day months.

     4. INTEREST PAYMENT AND RECORD DATES. Interest will accrue on the unpaid portion of the principal of this Bond from the last date to which interest was paid or duly provided for or, if no interest has been paid or duly provided for, from the date of initial authentication and delivery of the Bonds, until the entire principal amount of this Bond is paid or duly provided for. When interest is payable at the rate in the first column below, interest accrued during the period (an "Accrual Period") shown in the second column will be paid on the date (an "Interest Payment Date") in the third column to holders of record on the date (a "Record Date") in the fourth column:

-------------------------------------------------------------------------------------------------------------------
TYPE OF                           ACCRUAL                     INTEREST
INTEREST PERIOD                   PERIOD(1)                  PAYMENT DATE                 RECORD DATE
-------------------------------------------------------------------------------------------------------------------
Daily                           Calendar Month               Fifth Business Day of the    Last Business Day of the
                                                             next month                   Accrual Period
-------------------------------------------------------------------------------------------------------------------

----------
(1) If the Conversion Date does not coincide with the first day of the Accrual Period for the Interest period, then the first day of such Accrual Period shall be the Conversion Date, but all other terms and condition shall be set forth in the above Table.

-----------------------------------------------------------------------------------------------------------------
TYPE OF                     ACCRUAL                       INTEREST
INTEREST PERIOD             PERIOD(1)                    PAYMENT DATE                 RECORD DATE
-----------------------------------------------------------------------------------------------------------------
Weekly                    First Wednesday of each        First Wednesday of each      Last Business Day before
                          month through the first        month                        Interest Payment Date
                          Tuesday of the next
                          succeeding month
-----------------------------------------------------------------------------------------------------------------
Commercial Paper          From 1 to 270 days as          First day following          Last Business Day before
                          determined for each Bond       Calculation Period           Interest Payment Date
                          pursuant to Section 2.05
                          of the Indenture
                          ("Calculation Period")
-----------------------------------------------------------------------------------------------------------------
Long Term                 Six-month period or            September 1 or March 1       Fifteenth of the month
                          portion thereof ending                                      before the Interest
                          February 28, 29 or August 31                                Payment Date (August or
                                                                                      February 15)
-----------------------------------------------------------------------------------------------------------------

     5. CONVERSION OPTION. The Company shall have the option (the "Conversion Option") to direct a change in the type of Interest Period to another type of Interest Period by delivering to the Trustee and the Remarketing Agent written instructions setting forth (i) the Conversion Date, (ii) the new type of Interest Period and (iii) whether such Interest Period will be a Credit Facility Period. If the new Interest Period is a Commercial Paper Period or a Long Term Period and will be a Credit Facility Period, such instructions will be accompanied by a Substitute Credit Facility, or by an amendment to the existing Credit Facility, providing for the payment of such additional interest and redemption premium (if any) on the Bonds as may be required under the Indenture, and otherwise complying with the terms thereof.

     Any change in the type of Interest Period must comply with the following:
(i) the Conversion Date must be an Interest Payment Date for the Interest Period then in effect (and, with respect to a Long Term Period, must be the last Interest Payment Date for such Long Term Period) and (ii) no change in Interest Period shall occur after an Event of Default shall have occurred and be continuing.

     6. METHOD OF PAYMENT. The Trustee will be the registrar and paying agent for the Bonds. Holders must surrender Bonds to the Trustee to collect principal and premium, if any, at maturity or upon redemption and to collect the purchase price for Bonds tendered for purchase as described in paragraphs 7 or 8, below. Interest on Bonds bearing interest at a Commercial Paper Rate is payable only after presentation of such Bonds to the Trustee, unless a Book-Entry System is in effect with respect to such Bonds. Subject to the preceding sentence, interest on the Bonds will be paid to the registered holder hereof as of the Record Date by check mailed by first-class mail on the Interest Payment Date to such holder's registered address or, with respect to Bonds bearing interest at a Daily Rate, Weekly Rate or Commercial Paper Rate, by wire transfer to an account in the continental United States if the holder provides the Registrar with a written request therefor and the account address at least five Business Days before the Record Date. A holder of $1,000,000 or more in principal amount of Bonds may be paid interest at a Long Term Rate by wire transfer to an account in the continental United States if the holder makes a written request of the Registrar at least five Business Days before the Record Date specifying the account address. Notices requesting wire transfers may provide that they will remain in effect for later interest payments until changed or revoked by another written notice. Principal and interest will be paid in money of the United States that at the time of payment is legal tender for payment of public and private debts or by checks or wire transfers payable in such money. If any payment on the Bonds is due on a non-Business Day, such payment will be made on the next Business Day, and no additional interest will accrue as a result.

     7. MANDATORY TENDER FOR PURCHASE OF BONDS ON MANDATORY PURCHASE DATE. The Bonds shall be subject to mandatory tender by the Registered Owners thereof for purchase on (a) each Conversion Date other than a conversion between the Daily Period and the Weekly Period, (b) each day immediately following the end of a Calculation Period, (c) the first day of any Long Term Period, (d) the Interest Payment Date immediately before the Credit Facility Termination Date (which shall be at least one Business Day prior to such Credit Facility Termination
Date), (e) the Interest Payment Date concurrent with the effective date of a Substitute Credit Facility, and (f) the first Interest Payment Date following the occurrence of a Determination of Taxability for which the Trustee can give notice of mandatory tender in accordance with the Indenture (each a "Mandatory Purchase Date").

     Except when the Bonds are subject to mandatory tender on a day immediately following the end of a Calculation Period, the Trustee shall deliver or mail by first class mail a notice in substantially the form required by the Indenture at least fifteen days prior to the Mandatory Purchase Date. When the Bonds are subject to mandatory tender for purchase on the day immediately following the end of a Calculation Period, the Trustee is not required to deliver or mail any notice to the Registered Owners of the Bonds.

     Any notice given by the Trustee as provided above shall be conclusively presumed to have been duly given, whether or not the Registered Owner receives the notice. Failure to mail any such notice, or the mailing of defective notice, to any Registered Owner, shall not affect the proceeding for purchase as to any Registered Owner to whom proper notice is mailed.

     On each Mandatory Tender Date, Registered Owners of Bonds shall be required to tender their Bonds to the Trustee for purchase by 10:30 A.M. New York City time at a purchase price equal to 100% of the principal amount of the Bonds tendered or deemed tendered, and any such Bonds not so tendered on the Mandatory Purchase Date, for which there has been irrevocably deposited in trust with the Trustee an amount of moneys sufficient to pay said purchase price of the untendered bonds, shall be deemed to have been purchased pursuant to the Indenture. In the event of a failure by a Registered Owner of Bonds to tender its Bonds on or prior to the Mandatory Purchase Date by the requisite time, said Registered Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Mandatory Purchase Date) other than said purchase price for such untendered bonds, and any untendered bonds shall no longer be entitled to the benefits of the Indenture, except for the purpose of payment of said purchase price therefor.

     8. DEMAND PURCHASE OPTION. Any Bond bearing interest at the Daily Rate or the Weekly Rate shall be purchased from the Registered Owners thereof at a purchase price equal to 100% of the principal amount of the Bond tendered or deemed tendered, plus accrued and unpaid interest thereon to the date of purchase, upon: (a) delivery to the Trustee at its Principal Office and to the Remarketing Agent at its Principal Office of a written notice (said notice to be irrevocable and effective upon receipt) which (i) states the aggregate principal amount and Bond numbers of the Bonds to be purchased; and (ii) states the date on which such Bonds are to be purchased (the "Tender Date"); and (b) delivery to the Trustee at its Delivery Office at or prior to 10:30 A.M. New York City time on the date designated for purchase in the notice described in (a) above of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank. Furthermore, such date shall not be prior to the seventh day next succeeding the date of delivery of the notice unless the Daily Period is in effect. "Tender Date" means (a) during any Daily Period, any Business Day, (b) during any Weekly Period, the seventh day (unless such day is not a Business Day, in which case the next Business Day) following receipt by the Trustee of notice from the Registered Owner that such Registered Owner has elected to tender Bonds.

     9. EXTRAORDINARY REDEMPTION. During any Long Term Period, the Bonds are subject to redemption in whole by the Issuer, at the option of the Company, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date, in the event all or substantially all of the Project shall have been damaged or destroyed, or there occurs the condemnation of all or substantially all of the Project or the taking by eminent domain of such use or control of the Project as to render it, in the judgment of the Company, unsatisfactory for its intended use for a period of time longer than one year.

     10. OPTIONAL REDEMPTION BY THE COMPANY. During any Daily Period or Weekly Period, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or in part on any Interest Payment Date, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date.

     On any Conversion Date or on the day following the end of a Calculation Period if such day is the end of the Calculation Period for all Bonds, the Bonds are subject to redemption by the Issuer, at the option of the Company, in whole or in part, less than all such Bonds to be selected by lot or in such other manner as the Trustee shall determine, at a redemption price of 100% of the Outstanding principal amount thereof plus accrued interest to the redemption date.

     During any Long Term Period, the Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Interest Payment Date, less than all of such Bonds to be selected by lot or in such other manner as the Trustee shall determine, at the redemption prices (expressed as percentages of Principal amount) set forth in the following table plus accrued interest to the redemption date:

         REDEMPTION DATES                                    REDEMPTION PRICES
         ----------------                                    -----------------
First Optional Redemption Date through
the last day of the twelfth calendar month
following such First Optional Redemption Date                       102%

First anniversary of the First Optional
Redemption Date through the last day of the
twelfth calendar month following such first anniversary             101%

Second anniversary of the First Optional
Redemption Date and thereafter                                      100%

     "First Optional Redemption Date" means, with respect to a Long Term Period less than or equal to 5 years, the first day of the 24th calendar month from the beginning of such Long Term Period, with respect to a Long Term Period greater than 5 years but less than or equal to 10 years, the first day of the 60th calendar month from the beginning of such Long Term Period, and with respect to a Long Term Period greater than 10 years, the first day of the 72nd calendar month from the beginning of such Long Term Period.

     In the event any of the Bonds or portions thereof are called for redemption as aforesaid, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least 30 days but not more than 60 days prior to the date fixed for redemption to the Registered Owner of each Bond to be redeemed in whole or in part at the address shown on the registration books. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Registered Owner receives the notice. Failure to mail any such notice, or the mailing of defective notice, to any Registered Owner, shall not affect the proceeding for redemption as to any Registered Owner to whom proper notice is mailed. No further interest shall accrue on the principal of any Bond called for redemption after the date of redemption if moneys sufficient for such redemption have been deposited with the Trustee. Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee, as more fully provided in the Indenture.

     11. DENOMINATIONS; TRANSFER; EXCHANGE. The Bonds are in registered form without coupons in denominations as follows: (1) when interest is payable at a Daily Rate, Weekly Rate or Commercial Paper Rate, $100,000 minimum denomination, with $5,000 increments in excess thereof and (2) when interest is payable at a Long Term Rate, $5,000 minimum denomination and integral multiples of $5,000. A holder may transfer or exchange Bonds in accordance with the Indenture. The Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Except in connection with Bonds tendered for purchase, the Trustee will not be required to transfer or exchange any Bond which has been called for redemption (except the unredeemed portion of any Bond being redeemed in part) or during the period beginning 15 days before the mailing of notice calling the Bonds or any portion of the Bonds for redemption and ending on the redemption date.

     12. PERSONS DEEMED OWNERS. Except as otherwise specifically provided herein and in the Indenture with respect to rights of Participants and Beneficial Owners when a Book-Entry System is in effect, the registered holder of this Bond shall be treated as the owner of it for all purposes.

     13. NON-PRESENTMENT OF BONDS. If money for the payment of principal, premium, if any, interest or purchase price remains unclaimed for two years after the due date therefor, the Trustee or the Tender Agent will pay the money to the Company upon written request. After that, holders entitled to the money must look only to the Company and not to the Trustee or the Tender Agent for payment.

     14. DISCHARGE BEFORE REDEMPTION OR MATURITY. If the Company deposits with the Trustee money or securities as described in, and in accordance with the provisions of, the Indenture sufficient to pay at redemption or maturity principal of and interest on the outstanding Bonds, and if the Company also pays all other sums then payable by the Company under the Indenture, the lien of the Indenture will be discharged. After discharge, Bondholders must look only to the deposited money and securities for payment.

     15. AMENDMENT, SUPPLEMENT, WAIVER. Subject to certain exceptions, the Indenture, the Loan Agreement or the Bonds may be amended or supplemented, and any past default may be waived, with the consent of the holders of a majority in principal amount of the Bonds then outstanding. Any such consent shall be irrevocable and shall bind any subsequent owner of this Bond or any Bond delivered in substitution for this Bond. Without the consent of any Bondholder, the Issuer may amend or supplement the Indenture, the Loan Agreement or the Bonds as described in the Indenture.

     16. DEFAULTS AND REMEDIES. The Indenture provides that the occurrences of certain events constitute Events of Default. If an Event of Default occurs and is continuing, the Trustee may declare the principal of all the Bonds to be due and payable immediately; provided that in certain circumstances, the Trustee shall make such declaration upon the written request of the holders of not less than 50% in principal amount of the Bonds then outstanding and provided further, that in the case of certain Events of Default, the principal of all of the Bonds shall automatically become due and payable. An Event of Default and its consequences may be waived as provided in the Indenture. Bondholders may not enforce the Indenture or the Bonds except as provided in the Indenture. Except as specifically provided in the Indenture, the Trustee may refuse to enforce the Indenture or the Bonds unless it receives indemnity satisfactory to it. Subject to certain limitations, holders of not less than 50% in principal amount of the Bonds then outstanding may direct the Trustee in its exercise of any trust or power.

     17. NO RECOURSE AGAINST OTHERS. No recourse shall be had for the payment of the principal, purchase price, or redemption price of, or interest on, this Bond, or for any claim based hereon or on the Indenture, against any member, officer or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or any such successor body under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise. Each Bondholder by accepting a Bond waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Bond.

     18. AUTHENTICATION. This Bond shall not be valid until the Registrar signs the certificate of authentication on the other side of this Bond.

     19. ABBREVIATIONS. Customary abbreviations may be used in the name of a Bondholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), U/G/M/A (= Uniform Gifts to Minors Act), and U/T/M/A (= Uniform Transfers to Minors Act).

     A copy of the Indenture may be inspected at the office of the Trustee located at SunTrust Bank, 424 Church Street, Nashville, Tennessee 37219,
Attention: Corporate Trust Department.

     IN WITNESS WHEREOF, The Industrial Development Board of White County, Tennessee has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman (or Vice Chairman) and its corporate seal to be impressed or printed hereon and attested by the manual or facsimile signature of its Secretary (or Assistant Secretary).

                                        THE INDUSTRIAL DEVELOPMENT BOARD
                                        OF WHITE COUNTY, TENNESSEE

                                        By:
                                           -------------------------------------
                                             Title:

(SEAL)

Attest:

By:
   --------------------------
       Title:

                     (Form of Certificate of Authentication)

                          CERTIFICATE OF AUTHENTICATION

Date of Authentication:______________________

     This Bond is one of the Bonds of the issue described in the within-mentioned Indenture of Trust.

                                        SUNTRUST BANK,
                                        as Trustee

                                        By:
                                           ------------------------------------
                                                Authorized Signatory

                                    * * * * *

                        (Form of Assignment and Transfer)

     FOR VALUE RECEIVED, _______________ the undersigned, hereby sells, assigns and transfers unto _______________________ (Tax Identification or Social Security No. ______________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:______________

Signature Guarantee:

-----------------------------               ---------------------------------
(Authorized Officer)                        NOTICE:  The signature to this
Signature must be guaranteed                assignment must correspond with
by an institution which is a                the name as it appears upon the
participant in the Securities               face of the within Bond in every
Transfer Agent Medallion                    particular, without alteration or
Program (STAMP) or similar                  enlargement or any change
program.                                    whatever.

                                 [DTC FAST RIDER

Each such certificate shall remain in the Trustee's custody subject to the provisions of the FAST Balance Certificate Agreement currently in effect between the Trustee and DTC - FAST Agreement.]

                                                                     EXHIBIT "B"

                      FORM OF NOTICE FROM TRUSTEE TO OWNER
                        REGARDING MANDATORY PURCHASE DATE
                        ---------------------------------

[Name and address of Owner]

     Re: $5,000,000 The Industrial Development Board of White County, Tennessee Industrial Development Revenue Bonds (Genlyte Thomas Group, LLC Project) Series 2001

     The undersigned officer of SunTrust Bank, as Trustee with respect to the captioned Bonds (the "Bonds"), pursuant to the provisions of Section 4.01 of that certain Indenture of Trust (the "Indenture"), dated as of September 1, 2001, by and between The Industrial Development Board of White County, Tennessee and the Trustee, does hereby notify you that the Bonds are subject to mandatory tender on __________ (the "Mandatory Purchase Date"). All owners of Bonds shall be deemed to have tendered their Bonds for purchase on the Mandatory Purchase Date and shall no longer be entitled to the benefits of the Indenture; interest will cease to accrue on such Bonds for the benefit of the owners of the Bonds on and after the Mandatory Purchase Date. The Bonds should be delivered to the Trustee at 424 Church Street, 6th Floor, Nashville, Tennessee 37219, Attention:
Corporate Trust Department on _______________.

     This _____ day of ___________________, _____.

                                        SunTrust Bank, as Trustee

                                        --------------------------------
                                        Title:

                                       14